Camber Energy, Inc. 8-K

Exhibit 10.1

ASSUMPTION AGREEMENT

This Assumption Agreement (this “Agreement”), dated effective as of September 26, 2018 (the “Effective Date”), is by and among:

International Bank of Commerce, a Texas state banking corporation (the “Lender”), whose mailing address is 130 East Travis Street, San Antonio, Texas 78205, Attention: Mr. Bernardo de la Garza;

Camber Energy, Inc. f/k/a Lucas Energy, Inc., a Nevada corporation (“Original Borrower”), whose mailing address is 1415 Louisiana Street, Suite 3500, Houston, Texas 77002;

CE Operating, LLC, an Oklahoma limited liability company (“Original Borrower Pledgor”), whose mailing address is 1415 Louisiana Street, Suite 3500, Houston, Texas 77002;

N&B Energy, LLC, a Texas limited liability company (the “Assumptor”), whose mailing address is 4040 Broadway, Suite 305, San Antonio, Texas 78209;

Richard Nathan Azar, II., an individual (“Azar”), whose mailing address is 4040 Broadway, Suite 305, San Antonio, Texas 78209;

RAD2 Minerals, Ltd., a Texas limited partnership (“RAD2”), whose mailing address is 4040 Broadway, Suite 305, San Antonio, Texas 78209;

Donnie Baker Seay, an individual (“Seay”), whose mailing address is 105 Nadine, San Antonio, Texas 78209; and

DBS Investments, Ltd., a Texas limited partnership (“DBS”), whose mailing address is 105 Nadine, San Antonio, Texas 78209.

Azar, Seay, RAD2, and DBS are collectively referred to herein as the “Assumptor Guarantors”).

Lender, Original Borrower, Original Borrower Pledgor, Assumptor, and the Assumptor Guarantors are sometimes collectively referred to herein as the “Parties” and individually as a “Party.”

REFERENCE IS HEREBY MADE FOR ALL PURPOSES TO THE FOLLOWING:

A.

That certain Real Estate Lien Note dated August 25, 2016, executed by Original Borrower, payable to the order of Lender, in the principal face amount of FORTY MILLION AND NO/100 DOLLARS ($40,000,000.00) (the “Note”), said Note being secured by, among other instruments, the following:

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1.

Oil and Gas Mortgage, Security Agreement, Financing Statement and Assignment of Production (Oklahoma) dated August 25, 2016 (the “2016 Mortgage”) by and between Original Borrower, as Mortgagor, and Lender, as Mortgagee, securing, among other indebtedness owed by Original Borrower to Lender, the Note, covering all of Original Borrower’s right, title and interest in and to the oil, gas and mineral leases and/or minerals, mineral interests and estates more particularly described on Exhibit “A”, attached hereto and incorporated herein for all purposes (collectively, the “2016 Oklahoma Interests”) in Lincoln, Payne, and Logan Counties, Oklahoma, recorded in Book 2223, Page 274 of the Real Property Records of Lincoln County, Oklahoma, recorded in Book 2353, Page 597 of the Real Property Records of Payne County, Oklahoma, and recorded in Book 2678, Page 558 of the Real Property Records of Logan County, Oklahoma;

2.

Oil and Gas Mortgage, Security Agreement, Financing Statement and Assignment of Production (Oklahoma) dated August 1, 2018 (the “2018 Mortgage”) by and between Original Borrower Pledgor, as Mortgagor, and Lender, as Mortgagee, securing among other indebtedness owed by Original Borrower to Lender, the Note, covering all of Original Borrower Pledgor’s right, title, and interest in and to the oil, gas, and mineral leases and/or mineral interests and estates more particularly described on Exhibit “A-1”, attached hereto and incorporated herein for all purposes (collectively, the “Orion Interests”) in Okfuskee County, Oklahoma, recorded in Book 1237, Page 206 of the Real Property Records of Okfuskee County, Oklahoma; and

3.

Mortgage, Deed of Trust, Assignment, Security Agreement and Financing Statement dated as of August 25, 2016 (the “2016 Deed of Trust”) from Original Borrower to Michael K. Sohn, Trustee, securing, among other indebtedness, the Note, covering the mineral interests as more particularly described on Exhibit “A” thereto, recorded in Volume 324, Page 403 of the Real Property Records of Glasscock County, Texas (collectively, the “West Texas Properties”).

B.

Asset Purchase Agreement dated as of July 12, 2018, as amended by that certain First Amendment to Asset Purchase Agreement dated August 2, 2018, as amended from time to time (collectively, the “APA”) by and between Assumptor, as purchaser, and Original Borrower, as seller, regarding the purchase and sale of the Assets, as defined in the APA, which consist of, in part, the 2016 Oklahoma Interests and the Orion Interests (collectively, the “Oklahoma Interests”). The term “Assets” as used herein shall have the same meaning as set forth in the APA.

The following are collectively referred to herein as the “Loan Instruments”: (i) the Note, (ii) that certain Loan Agreement of even date with the Note (the “Loan Agreement”), by and among Original Borrower, Lender, the Assumptor Guarantors, Richard E. Menchaca (“Menchaca”), and Saxum Energy, LLC, a Texas limited liability company (“Saxum”), (iii) the 2016 Mortgage, (iv) the 2016 Deed of Trust; (v) the 2018 Mortgage, (vi) those certain Limited Guaranty Agreements dated August 25, 2016 (collectively, the “Guaranty Agreements”) executed by the Assumptor Guarantors, Menchaca and Saxum (collectively, the “Camber Guarantors”), guaranteeing a portion of the Indebtedness evidenced by the Note, (vii) that certain Agreement in Connection With the Loan dated effective August 1, 2018 (the “2018 Agreement”) by and between Original Borrower and Lender, (viii) that certain Consent Agreement dated effective August 1, 2018 (the “Consent Agreement”) executed by the Assumptor Guarantors for the benefit of Lender, and (ix) all other documents, instruments, and agreements which affect and/or secure the payment of the Note or are otherwise executed in connection with the Note by and among Lender and Original Borrower, and the other parties thereto.

The term “Indebtedness” herein means the Note and interest payable thereto together with any fees, late charges, and all other sums due under, or secured by, the Loan Instruments.

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I. RECITALS

1.1

Loan. Pursuant to the terms of the Loan Agreement, Lender made a loan (the “Loan”) to Original Borrower evidenced by the Note. All capitalized terms not otherwise defined herein shall have the meaning ascribed to them in the Loan Agreement.

1.2

Pledge. In connection with and to further secure the Loan, and in addition to the pledge of the Oklahoma Interests and the West Texas Properties, certain of the Camber Guarantors pledged shares of common stock of Original Borrower (collectively, the “Pledged Stock”) by those certain Certificated Investment Property Pledge Agreements and Uncertificated Investment Property Pledge Agreements executed by such Camber Guarantors for the benefit of Lender (collectively, the “Pledge Agreements”).

1.3

Loan Instruments. Lender is the holder of the Note and all liens and security interests securing the Note created under the Loan Instruments. The 2016 Mortgage and the 2018 Mortgage are collectively referred to herein as the “Mortgages.”

1.4

Defaults. Several defaults have occurred under the Loan Agreement, the Note, and the other Loan Instruments; however, pursuant to the terms of the 2018 Agreement, Lender has agreed not to take any action to collect from Original Borrower the Indebtedness until the Standstill Date occurs, as defined in the 2018 Agreement.

1.5

APA. As permitted by the terms of the 2018 Agreement, Original Borrower has entered into the APA with Assumptor for the sale and purchase of the Assets, which includes, without limitation, the Oklahoma Interests, along with certain additional assets more particularly described in the 2018 Agreement and the APA, including without limitation, the following: (i) all of Original Borrower’s right, title, and interest in and to the “Many Drinks” disposal well and equipment, all associated agreements and other property or assets located on and/or associated with the “Many Drinks” disposal well owned by Original Borrower (collectively, the “Many Drinks Assets”), and (ii) all of Original Borrower’s right, title, and interest in and to the leasehold estate acquired around the temporarily abandoned wells previously operated by and formerly owned by Midstates Petroleum or Equal Energy, Inc. or its subsidiary Petroflow Energy Corporation, and all other property and assets located on and/or associated therewith (collectively, the “TAW Assets”) (all of the above assets being collectively referred to herein as the “Camber Assets”).

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1.6

Acquisition of Camber Assets. Pursuant to the terms of the APA, Assumptor shall acquire the Camber Assets by those certain assignments and bills of sale dated effective August 1, 2018 (collectively, the “Assignment”, whether one or more), executed by Original Borrower and/or Original Borrower Pledgor, as applicable, as assignor, to Assumptor, as assignee, to be recorded in the Real Property Records of Lincoln, Logan, Payne, and Okfuskee Counties, Oklahoma, encumbered by the liens and security interests created by the Mortgages and the mortgages to be obtained by Lender as more particularly discussed below covering the Many Drinks Assets and the TAW Assets and any of the other interests constituting the Camber Assets not previously pledged to Lender.

1.7

Purpose of Agreement. Because (i) Assumptor desires to assume the payment of the Note and become obligated to pay the Indebtedness and to assume and become obligated to perform all of the obligations and liabilities of Original Borrower under the Loan Agreement, the Mortgages and the other Loan Instruments executed by Original Borrower, and to otherwise become the successor in interest to Original Borrower in all respects under the Loan Instruments executed by Original Borrower (collectively, the “Assumption”), (ii) Lender desires to approve and confirm the Assumption, (iii) the Assumptor Guarantors desire to approve and confirm the Assumption, and (iv) Original Borrower desires to assign to Assumptor all of its rights, duties, obligations, and liabilities under the Loan Instruments, and that Assumptor assume the same and succeed to all of the interest of Original Borrower under the Loan Instruments, the Parties have agreed to the terms of this Agreement.

II. AGREEMENTS

NOW THEREFORE, for and in consideration of these premises and for other good and valuable consideration, the receipt and sufficiency of which is acknowledged and confessed, the Parties agree as follows:

2.1

Recitals Accurate. The Parties acknowledge and agree that the recitals set forth above are true, correct, and accurate in all respects.

2.2

Assumption. Effective as of the Effective Date:

a)

Assignment and Assumption. Original Borrower irrevocably assigns and transfers to Assumptor all of Original Borrower’s rights under the Loan Instruments (the “Assumed Rights”) and all of Original Borrower’s duties, liabilities, and obligations under the Loan Instruments whether accruing on, prior to, or after the Effective Date (collectively, the “Obligations”), and Assumptor irrevocably (i) assumes all of the Assumed Rights and (ii) assumes and agrees to perform all of the Obligations including, without limitation, any and all claims, liabilities, or obligations arising from any failure of Original Borrower to perform any of its covenants, agreements, commitments, and/or obligations to be performed under the Loan Instruments prior to, on, or after the Effective Date.

b)

Assumptor’s Performance Obligation. Assumptor shall duly perform and discharge and be liable for all of the Obligations as if Assumptor was (and had at all times been) named a party to the Loan Instruments instead of Original Borrower.

c)

Assignment of Loan Instruments. All of Original Borrower’s liability and obligations under the Loan Instruments shall be deemed automatically transferred to, and assumed by, Assumptor.

d)

Assumption and Ratification. Assumptor hereby assumes and agrees to comply with and perform all of the Obligations and henceforth shall be bound by all the terms of the Loan Instruments to the same extent Original Borrower is bound prior to the Effective Date. Without limiting any other provision of this Agreement, Assumptor hereby assumes and agrees to pay in full as and when due all payments, the Obligations and other Indebtedness evidenced by the Loan Instruments. Assumptor hereby authorizes the Lender to file any and all UCC financing statements and mortgages as Lender may deem necessary including, without limitation, financing statements containing the description “all assets of Assumptor” or “all personal property of Assumptor” or similar language. As assumed hereby, the Obligations owed by, and the Loan Instruments executed by, Original Borrower shall remain in full force and effect. Assumptor hereby adopts, ratifies and confirms as of the Effective Date all of the Obligations and all of the representations, warranties and covenants of Original Borrower contained in the Loan Instruments. Without limiting any other provision of this Agreement, Assumptor expressly confirms that it is personally liable and obligated (a) for the timely payment, as the same becomes due, of all principal and interest now or hereafter due and payable under the Note until the Note shall have been fully paid and satisfied, and (b) for all other Indebtedness now or hereafter existing, whether accrued or contingent, under this Agreement and all other Loan Instruments.

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e)

Binding Effect; Construction. By this Agreement, the Obligations and the Indebtedness, including without limitation, the Note, are the primary and unconditional obligations of Assumptor. Lender shall not be required, before enforcing the liability of Assumptor, to assert or exhaust its remedies against any other person or against the Camber Assets or any other security for the repayment of the Indebtedness. All provisions of the Note, the Mortgages and the other Loan Instruments remain in full force and effect as therein written, and as assigned and assumed hereby.

f)

Liens. By this Agreement, all liens, security interests, assignments, superior titles, rights, remedies, powers, equities and priorities securing the Note (collectively, the “Liens”), including without limitation, the Mortgages, and any other Liens set forth and/or created in or under the Loan Instruments, are hereby ratified and affirmed as valid, subsisting and continuing to secure the Indebtedness, including without limitation, the Note and burden and encumber the Camber Assets. Nothing in this Agreement shall in any manner diminish, impair or extinguish any of the Liens or the Loan Instruments or the Indebtedness or be construed as a novation in any respect except as expressly set forth in this Agreement. The Liens are not waived.

2.3

Release by Lender. Effective as of the Effective Date:

a)

Lender’s Release of Original Borrower. Lender releases and forever discharges Original Borrower, Original Borrower Pledgor, each of their subsidiaries and their current and former officers, directors, and shareholders (collectively, the “Original Borrower Parties”), from all covenants, agreements, obligations, claims and demands of any kind, whether in law or at equity, which Lender now has, or which any successor or assign of Lender shall subsequently have, against any Original Borrower Party, arising out of or related to the Obligations or the Loan Instruments. Furthermore, by a Release of Lien approved by Lender in its sole and absolute discretion, within a reasonable time hereafter, Lender shall release the Lien created by the 2016 Deed of Trust covering the West Texas Properties.

b)

Lender’s Acceptance of Assumption by Assumptor. Lender accepts the liability of Assumptor in place of the liability of Original Borrower arising out of or related to the Obligations and Loan Instruments.

c)

Terms of Loan Instruments. From and after the Effective Date, all references in the Loan Instruments to “Maker,” “Mortgagor,” “Debtor,” “Borrower,” “Lucas,” or other similar references that prior to the Effective Date referred to Original Borrower shall now refer to Assumptor.

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2.4

Consent of Lender. By executing this Agreement, the Lender approves and consents to the APA and the terms and conditions thereof, including, but not limited to, the acquisition by Assumptor of the Camber Assets as set forth therein. Notwithstanding the foregoing, this consent shall not be deemed to be a waiver of the right of the Lender under the Loan Instruments to prohibit any future transfers of the Camber Assets or any interest therein, or of the right of the Lender to deny consent to any such transaction in the future in accordance with the provisions of the Loan Instruments. Furthermore, the consent of Lender to the APA and the terms of this Agreement are subject to, contemporaneously with the execution of this Agreement by all Parties hereto, (i) Assumptor pledging the Many Drinks Assets and the TAW Assets to Lender and any other interests constituting the Camber Assets not previously pledged to Lender by such instruments required by Lender in such forms as required by Lender in its sole discretion, and (ii) the Assumptor Guarantors guaranteeing the Indebtedness of Assumptor to Lender by such instruments upon such terms as required by Lender in its sole discretion.

2.5

Consent of Guarantors. By signing this Agreement below, each of the Assumptor Guarantors, individually, and not jointly, agrees to, consents to, and hereby approves, the Assumption and the other terms and conditions of this Agreement relating to, among other things, Assumptor’s assumption of the Obligations and the Loan Instruments. The Guarantors agree that the Guaranty Agreements shall continue to apply to, and guaranty the repayment of, the Obligations, including without limitation, the Indebtedness, as assigned to, and assumed by, Assumptor and that all Pledged Stock shall remain pledged to secure the repayment of the Loan under the Pledge Agreements.

2.6

Amendments of and Additional Loan Instruments. Following the Parties’ entry into this Agreement, Assumptor, Original Borrower, Original Borrower Pledgor, and the Assumptor Guarantors (collectively, “Obligors” and individually, an “Obligor”) shall execute any and all documents and/or instruments that Lender may request or require from any Obligor in connection with the Assumption as determined by Lender in its sole discretion in such form as required by Lender in its sole discretion on or before ten (10) days after such request is made by Lender to such Obligor.

2.7

No Offsets or Defenses. Original Borrower hereby acknowledges, confirms and warrants to Lender that as of the Effective Date, Original Borrower neither has nor claims any offset, defense, claim, right of set-off or counterclaim against Lender under, arising out of or in connection with this Agreement, the Obligations or Loan Instruments. Original Borrower covenants and agrees with Lender that if any offset, defense, claim, right of set-off or counterclaim exists as of the Effective Date, Original Borrower does hereby irrevocably and expressly release and waive the right to assert such matter. Original Borrower understands and agrees that the foregoing release is in consideration for the agreements of Lender contained herein, and Original Borrower will receive no further consideration for such release. Assumptor warrants and represents to Lender that the Indebtedness, including without limitation, the Note, is subject to no credit, charge, claim, or right of offset or deduction of any kind whatsoever. Assumptor warrants and represents to Lender that the assumption of the Obligations is voluntary and without coercion by Lender or any other person. Assumptor releases and discharges the Lender from any and all claims and causes of action, whether known or unknown and whether now existing or hereafter arising, that have at any time been owned or claimed, or that are hereafter owned or claimed, by Assumptor, that arise out of or in any manner relate to the Obligations or to any one or more circumstances or events that occurred at or prior to the Effective Date. Assumptor acknowledges and agrees that the Obligations are ratified, affirmed and acknowledged as valid, subsisting and enforceable, subject to no offsets, claims or defenses. The Lender makes no representation to Assumptor in connection with the Obligations, including without limitation, the Loan Instruments or the Liens, and Assumptor hereby disclaims, waives and releases any representation of the Lender and warrants and represents to the Lender that Assumptor has not relied upon any representation or warranty of the Lender or any other person in voluntarily entering into this Agreement and assuming the Indebtedness, including without limitation, the Note.

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2.8

Effective Date. The “Effective Date” of this Agreement shall be the Closing Date as defined in the APA.

2.9

Mutual Representations, Covenants, and Warranties. Each of the Parties, for themselves and for the benefit of each of the other Parties to this Agreement, represents, covenants, and warrants that:

a)

Each Party has all requisite power and authority, corporate or otherwise, to execute and deliver this Agreement and to consummate the transactions contemplated by this Agreement. This Agreement constitutes the legal, valid, and binding obligation of each Party enforceable against each other Party in accordance with its terms, except as enforcement may be limited by applicable bankruptcy, insolvency, reorganization, moratorium, or similar laws affecting creditors’ rights generally and general equitable principles.

b)

The execution and delivery by each Party and the consummation of the transactions contemplated by this Agreement do not and shall not, by the lapse of time, the giving of notice, or otherwise: (i) constitute a violation of any law; or (ii) constitute a breach of any provision contained in, or a default under, any governmental approval, or any writ, injunction, order, judgment, or decree of any governmental authority, or any agreement, contract, or understanding to which the Party or its assets are bound or affected; and

c)

Any individual executing this Agreement on behalf of an entity has authority to act on behalf of the entity and has been duly and properly authorized to sign this Agreement on behalf of the entity.

2.10

Severability. Every provision of this Agreement is intended to be severable. If, in any jurisdiction, any term or provision of this Agreement is determined to be invalid or unenforceable, (a) the remaining terms and provisions of this Agreement shall be unimpaired, (b) any determination of invalidity or unenforceability in any jurisdiction shall not invalidate or render unenforceable the term or provision in any other jurisdiction, and (c) the invalid or unenforceable term or provision shall, for purposes of jurisdiction, be deemed replaced by a term or provision that is valid and enforceable and that comes closest to expressing the intention of the invalid or unenforceable term or provision. In the event a court of competent jurisdiction determines that any provision of this Agreement is invalid or against public policy and cannot be reduced or modified to make it enforceable, the remaining provisions of this Agreement shall not be affected by the determination of invalidity of that provision, and all other provisions of this Agreement shall remain in full force and effect.

2.11

Remedies. Each Obligor agrees that the covenants and obligations contained in this Agreement relate to special, unique, and extraordinary matters and that a violation of any of the terms of this Agreement would cause irreparable injury in an amount which would be impossible to estimate or determine and for which any remedy at law would be inadequate. Therefore, the Parties agree that if any Obligor fails or refuses to fulfill any of its obligations under this Agreement or to make any payment or deliver any instrument required under this Agreement, then Lender shall have the remedy of specific performance, and this remedy shall be cumulative and nonexclusive and shall be in addition to any other rights and remedies otherwise available under any other contract or at law or in equity and to which Lender might be entitled.

2.12

Venue. Subject to Section 2.25 below regarding arbitration, each of the Parties: (a) irrevocably agrees that venue for any claim or dispute under this Agreement is proper in Bexar County, Texas, irrevocably agrees that all claims and disputes may be heard and determined in Bexar County, Texas courts; and (b) irrevocably waives, to the fullest extent permitted by applicable law, any objection it may now or subsequently have to venue in any proceeding brought in a Bexar County, Texas court.

2.13

No Presumption from Drafting. This Agreement has been negotiated at arm’s-length between persons knowledgeable in the matters set forth within this Agreement. Accordingly, given that all Parties have had the opportunity to draft, review, and/or edit the language of this Agreement, no presumption for or against any Party arising out of drafting all or any part of this Agreement will be applied in any action relating to, connected with, or involving this Agreement. In particular, any rule of law, legal decisions, or common law principles of similar effect that would require interpretation of any ambiguities in this Agreement against the Party that has drafted it, is of no application and is expressly waived by all Parties. The provisions of this Agreement shall be interpreted in a reasonable manner to affect the intentions of the Parties.

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2.14

Review and Construction of Loan Instruments. Each Party expressly represents and warrants to all other Parties that (a) before executing this Agreement, the Party has fully informed itself of the terms, contents, conditions, and effects of this Agreement; (b) the Party has relied solely and completely upon its own judgment in executing this Agreement; (c) the Party has had the opportunity to seek and has obtained the advice of its own legal, tax, and business advisors before executing this Agreement; (d) the Party has acted voluntarily and of its own free will in executing this Agreement; and (e) this Agreement is the result of arm’s length negotiations conducted by and among the Parties and their respective counsel.

2.15

Counterparts; Effect of Facsimile, Emailed, and Photocopied Signatures. This Agreement and any signed agreement or instrument entered into in connection with this Agreement, and any amendments to them, may be executed in one or more counterparts, all of which shall constitute one and the same instrument. Any signed counterpart, to the extent delivered by means of a facsimile machine or attached as a .pdf, .tif, .gif, .jpeg or similar file to an electronic mail (including email) or as an electronic download, all of which are referred to as an “Electronic Delivery”) shall be treated in all manner and respects as an original executed counterpart and shall be considered to have the same binding legal effect as if it were the original signed version of the Agreement or instrument delivered in person. At the request of any Party, each other Party shall re-execute the original form of this Agreement and deliver it to all other Parties. No Party shall raise the use of Electronic Delivery to deliver a signature or the fact that any signature or agreement or instrument was transmitted or communicated through the use of Electronic Delivery as a defense to the formation of a contract, and each Party forever waives any similar defense, except to the extent the defense relates to lack of authenticity.

2.16

Claims against Lender.

a)

Each Obligor hereby represents and warrants that there are no known claims, causes of action, suits, debts, liens, obligations, liabilities, demands, losses, costs and expenses (including attorneys’ fees) of any kind, character or nature whatsoever, fixed or contingent, which such Obligor may have or claim to have against Lender, which might arise out of or be connected with any act of commission or omission of Lender existing or occurring on or prior to the Effective Date, including, without limitation, any claims, liabilities or obligations arising with respect to the Loan or arising under any of the Loan Instruments.

b)

In consideration of Lender’s agreements as provided herein, each Obligor hereby releases, acquits, waives and forever discharges Lender, its partners, affiliates, subsidiaries and related parties and their respective directors, officers, employees, agents, predecessors, successors, assigns, attorneys, and representatives (collectively the “Lender Parties”) from any and all claims, demands, cross-actions, cause or causes of action, at law or in equity, costs and expenses, including legal expenses, as well as any other kind or character of claim or action, in each case to the extent held by such Obligor on or before the Effective Date, whether based upon tort, fraud, breach of any duty of fair dealing, breach of confidence, undue influence, duress, economic coercion, conflict of interest, negligence, bad faith, intentional or negligent infliction of mental distress, tortious interference with contractual relations, tortious interference with corporate governance or prospective business advantage, breach of contract, deceptive trade practices, libel, slander, conspiracy, contract, usury, common law or statutory right, known or unknown, arising, directly or indirectly, proximately or remotely, out of any of the Loan Instruments or any of the documents, instruments or any other transactions relating thereto, solely with respect to such claims, which arise in connection with events which occurred on or prior to the Effective Date (collectively, the “Released Claims”), to the fullest and maximum extent permitted by applicable law. Without limiting the generality of the foregoing, this release shall include all aspects of the negotiations between and among each Obligor and Lender. This release is intended to release all liability of any character claimed for damages, of any type or nature, for injunctive or other relief, for attorneys’ fees, interest or any other liability whatsoever, whether statutory, contractual or tort in character, or of any other nature or character, now or henceforth in any way related to the Released Claims, including, without limitation, any loss, cost or damage in connection with, or based upon, any breach of fiduciary duty, breach of any duty of fair dealing or good faith, breach of confidence, breach of funding commitment, breach of any other duty, breach of any statutory right, fraud, usury, undue influence, duress, economic coercion, conflict of interest, negligence, bad faith, malpractice, violations of the Racketeer Influenced and Corrupt Organizations Act, intentional or negligent infliction of mental distress, tortious interference with corporate or other governance or prospective business advantage, breach of contract, deceptive trade practices, libel, slander, conspiracy, or any other cause of action, any of which arise in connection with events which occurred on or prior to the Effective Date. Each Obligor understands and agrees that this is a full, final and complete release of the Released Claims and agrees that this release may be pleaded as an absolute and final bar to any or all suit or suits pending or which may hereafter be filed or prosecuted by Obligor, or anyone claiming, by, through or under such Obligor in respect of the Released Claims, and that no recovery on account of the Released Claims may hereafter be had from anyone whomsoever, and that the consideration given for this release is no admission of liability and that Obligor, nor those claiming under such Obligor will ever claim that it is.

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2.17

Insolvency Provisions. In the event any proceeding (an “Insolvency Proceeding”) is brought by or against any Obligor and/or the Camber Assets under or pursuant to any bankruptcy, insolvency, receivership or similar law or laws of the United States or any other state or other jurisdiction, including the Bankruptcy Code, and any other law or laws of the United States or any other state or other jurisdiction which affect the rights of debtors and/or creditors generally, including, without limitation: (i) any proceeding seeking to appoint or appointing a receiver or trustee; (ii) any proceeding filed by or against any Obligor under the Bankruptcy Code; (iii) any assignment by any Obligor of all or substantially all of their respective assets for the benefit of creditors; and (iv) any proceeding or other action wherein all or substantially all of any Obligor’s assets are attached, seized, subjected to a writ or distress warrant, or otherwise levied upon, such Obligor hereby agrees as follows:

a)

Venue for an Insolvency Proceeding, without waiving the provisions requiring arbitration as set forth in the Loan Instruments, shall lie exclusively in the United States Bankruptcy Court for the Western District of Texas, San Antonio Division.

b)

Each Obligor agrees that, subject to court approval, Lender shall be deemed pursuant to this Agreement to have and be entitled to relief from the automatic stay under Section 362 of the Bankruptcy Code, and each Obligor hereby unconditionally and irrevocably consents to the granting to Lender of relief from the automatic stay under Section 362 of the Bankruptcy Code to permit Lender to exercise any and all of its rights, recourses and remedies under the Loan Instruments, at law and/or in equity, including, without limitation, foreclosure of the Mortgages and sale of the Camber Assets pursuant thereto and/or collection of the rents, income, revenue from oil and gas production or in relation thereto, proceeds, and profits directly by Lender. Further, if Lender requests such relief, no Obligor shall object to or oppose Lender’s request for immediate relief from the automatic stay for purposes of exercising any and all rights, recourses, remedies and benefits Lender may have under the Loan Instruments, at law and/or in equity, including, without limitation, foreclosure of the Mortgages and sale of the Camber Assets pursuant thereto and/or collection of the rents and profits directly by Lender.

c)

Each Obligor hereby acknowledges and agrees that Lender has a properly perfected, valid and enforceable lien upon and security interest in all or any portion of the Camber Assets including, without limitation, the leases, rents, income, revenue from oil and gas production or in relation thereto, and profits, and each Obligor will acknowledge the same in any Insolvency Proceeding. Further, no Obligor shall contest that Lender holds a properly perfected, valid and enforceable first priority lien on and security interest in each and every portion of the Camber Assets, including, without limitation, the leases, rents, income, and profits.

d)

Subject to court approval, the value of the Camber Assets alone without other collateral, cash, or other assets satisfactory to Lender, in its reasonable discretion, is not adequate to offer adequate protection to Lender in the event any Obligor seeks financing as a debtor in possession. Each Obligor specifically agrees not to seek debtor in possession financing without providing adequate protection reasonably satisfactory to Lender.

e)

Each Obligor hereby agrees to indemnify, defend and hold Lender harmless from and against any and all loss, cost, liability, damage or expense Lender may suffer or incur as a result of such Obligor’s breach of their respective obligations, covenants and agreements under this Section.

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2.18

No Waiver. The execution of this Agreement by Lender is not intended nor shall it be construed as an actual or implied waiver of (a) any default under the Note, the Loan Agreement, or the other Loan Instruments, including without limitation, the Mortgages; (b) any requirement under the Note, the Loan Agreement or the other Loan Instruments, including without limitation, the Mortgages; (c) any right to demand immediate payment of the Note and any other sums due under the Note, the Loan Agreement or the other Loan Instruments, including without limitation, the Mortgages; or (d) any rights Lender may have against any person not a party hereto.

2.19

Binding. This Agreement binds and benefits the parties hereto and their respective successors and assigns (provided, that no Obligor may assign its rights hereunder without Lender’s prior written consent which may be withheld in Lender’s sole discretion).

2.20

Costs and Expenses. Assumptor and the Assumptor Guarantors shall pay, or reimburse Lender for, all costs and expenses reasonably paid or incurred by Lender from time to time to one or more third parties in connection with (i) the preparation and acceptance of this Agreement, (ii) the evaluation of, and protection of Lender’s rights with respect to, the Camber Assets; and (iii) the creation, perfection or realization upon the Liens or the exercise of Lender’s rights and remedies under the Loan Instruments, such costs and expenses to include, without limitation, attorney’s fees, appraisal fees, fees and expenses of environmental inspections and other professional services and recording fees.

2.21

Controlling Agreement. The Parties intend to comply with applicable usury laws. All existing and future agreements regarding the Indebtedness are hereby limited and controlled by the provisions of this paragraph. In no event (including but not limited to prepayment, default, demand for payment, or acceleration) shall the interest taken, reserved, contracted for, charged or received under the Note or otherwise exceed the maximum amount of non-usurious rate of interest permitted by applicable law (the “Maximum Amount”). If from any possible construction of any document, interest would otherwise be payable in excess of the Maximum Amount, such document shall be automatically reformed and the interest payable automatically reduced to the Maximum Amount, without necessity of execution of any amendment or new document. If Lender ever receives interest in an amount which apart from this provision would exceed the Maximum Amount, the excess shall, without penalty, be applied to principal of the Note in inverse order of maturity of installments or be refunded to the payor if the Note is paid in full. Lender does not intend to charge or receive unearned interest on acceleration. All interest paid or agreed to be paid shall be spread throughout the full term (including extensions) of the indebtedness so that the amount of interest does not exceed the Maximum Amount.

2.22

Gender; Person. As used herein, the masculine gender includes the other gender and the singular number includes the plural, and vice versa, unless the context otherwise requires. The term “Person” and words importing persons shall include firms, associations, partnerships (including limited partnerships), joint ventures, trusts, corporations and other legal entities, including public or governmental bodies, agencies or instrumentalities, as well as natural persons. Headings and titles used in this Agreement are only for convenience and shall be disregarded in construing it.

2.23

Entire Agreement. This Agreement may be executed in several identical counterparts all of which shall constitute one and the same instrument. THIS AGREEMENT AND THE OTHER LOAN INSTRUMENTS, AS MODIFIED HEREBY, SHALL BE CONSTRUED AND ENFORCED IN ACCORDANCE WITH THE LAWS OF THE STATE OF TEXAS AND APPLICABLE UNITED STATES FEDERAL LAW. This Agreement embodies the entire agreement and understanding between the parties with respect to assumption provided for herein and supersedes all prior conflicting or inconsistent agreements, consents and understandings relating to such subject matter.

Assumption Agreement	Page 10

2.24

NO ORAL AGREEMENTS. THIS WRITTEN LOAN AGREEMENT REPRESENTS THE FINAL AGREEMENT BETWEEN THE PARTIES AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES. THERE ARE NO UNWRITTEN ORAL AGREEMENTS BETWEEN THE PARTIES.

2.25

ARBITRATION.

BINDING ARBITRATION AGREEMENT

PLEASE READ THIS CAREFULLY. IT AFFECTS YOUR RIGHTS.

OBLIGORS AND LENDER AGREE TO ARBITRATION AS FOLLOWS (hereinafter referred to as the “Arbitration Provisions”):

I.

Special Provisions and Definitions applicable to both CONSUMER DISPUTES and BUSINESS DISPUTES:

(a)

Informal Resolution of Customer Concerns. Most customer concerns can be resolved quickly and to the customer’s satisfaction by contacting your account officer, branch manager or by calling the Customer Service Department in your region. The region and numbers are:

1.	Laredo	956-722-7611
2.	Austin	512-397-4506
3.	Brownsville	956-547-1000
4.	Commerce Bank	956-724-1616
5.	Corpus Christi	361-888-4000
6.	Eagle Pass	830-773-2313
7.	Houston	713-526-1211
8.	McAllen	956-686-0263
9.	Oklahoma	405-841-2100
10.	Port Lavaca	361-552-9771
11.	San Antonio	210-518-2500
12.	Zapata	956-765-8361

In the unlikely event that your account officer, branch manager or the customer service department is unable to resolve a complaint to your satisfaction or if the Lender has not been able to resolve a dispute it has with you after attempting to do so informally, you and the Lender agree to resolve those disputes through binding arbitration or small claims court instead of in courts of general jurisdiction.

Assumption Agreement	Page 11

(b)

Sending Notice of Dispute. If either you or the Lender intend to seek arbitration, then you or the Lender must first send to the other by certified mail, return receipt requested, a written Notice of Dispute. The Notice of Dispute to the Lender should be addressed to: Dennis E. Nixon, President, at International Bancshares Corporation, P.O. Drawer 1359, Laredo, Texas 78042-1359 or if by email, ibcchairman@ibc.com. The Notice of Dispute must (a) describe the nature and basis of the claim or dispute; and (b) explain specifically what relief is sought. You may download a copy of the Notice of Dispute at www.ibc.com or you may obtain a copy from your account officer or branch manager.

(c)

If the Dispute is not Informally Resolved. If you and the Lender do not reach an agreement to resolve the claim or dispute within thirty (30) days after the Notice of Dispute is received, you or the Lender may commence a binding arbitration proceeding. During the binding arbitration proceeding, any settlement offers made by you or the Lender shall not be disclosed to the Arbitrator.

(d)

“DISPUTE(S).” As used herein, the word “DISPUTE(S)” includes any and all controversies or claims between the PARTIES of whatever type or manner, including without limitation, any and all claims arising out of or relating to this Assignment, compliance with applicable laws and/or regulations, any and all services or products provided by the Lender, any and all past, present and/or future loans, lines of credit, letters of credit, credit facilities or other form of indebtedness and/or agreements involving the PARTIES, any and all transactions between or involving the PARTIES, and/or any and all aspects of any past or present relationship of the PARTIES, whether banking or otherwise, specifically including but not limited to any claim founded in contract, tort, fraud, fraudulent inducement, misrepresentation or otherwise, whether based on statute, regulation, common law or equity.

(e)

“CONSUMER DISPUTE” and “BUSINESS DISPUTE.” As used herein, “CONSUMER DISPUTE” means a DISPUTE relating to an account (including a deposit account), agreement, extension of credit, loan, service or product provided by the Lender that is primarily for personal, family or household purposes. “BUSINESS DISPUTE” means any DISPUTE that is not a CONSUMER DISPUTE.

(f)

“PARTIES” or “PARTY.” As used in these Arbitration Provisions, the term “PARTIES” or “PARTY” means each of the Obligors, Lender, and each and all persons and entities signing this Assignment or any other agreements between or among any of the PARTIES as part of this transaction. “PARTIES” or “PARTY” shall be broadly construed and include individuals, beneficiaries, partners, limited partners, limited liability members, shareholders, subsidiaries, parent companies, affiliates, officers, directors, employees, heirs, agents and/or representatives of any party to such documents, any other person or entity claiming by or through one of the foregoing and/or any person or beneficiary who receives products or services from the Lender and shall include any other owner and holder of this Assignment. Throughout these Arbitration Provisions, the term “you” and “your” refer to Assumptor, and the term “Arbitrator” refers to the individual arbitrator or panel of arbitrators, as the case may be, before which the DISPUTE is arbitrated.

Assumption Agreement	Page 12

(g)

BINDING ARBITRATION. The PARTIES agree that any DISPUTE between the PARTIES shall be resolved by mandatory binding arbitration pursuant to these Arbitration Provisions at the election of either PARTY. BY AGREEING TO RESOLVE A DISPUTE IN ARBITRATION, THE PARTIES ARE WAIVING THEIR RIGHT TO A JURY TRIAL OR TO LITIGATE IN COURT (except for matters that may be taken to small claims court for a CONSUMER DISPUTE as provided below).

(h)

CLASS ACTION WAIVER. The PARTIES agree that (i) no arbitration proceeding hereunder whether a CONSUMER DISPUTE or a BUSINESS DISPUTE shall be certified as a class action or proceed as a class action, or on a basis involving claims brought in a purported representative capacity on behalf of the general public, other customers or potential customers or persons similarly situated, and (ii) no arbitration proceeding hereunder shall be consolidated with, or joined in any way with, any other arbitration proceeding. THE PARTIES AGREE TO ARBITRATE A CONSUMER DISPUTE OR BUSINESS DISPUTE ON AN INDIVIDUAL BASIS AND EACH WAIVES THE RIGHT TO PARTICIPATE IN A CLASS ACTION.

(i)

FEDERAL ARBITRATION ACT AND TEXAS LAW. The PARTIES acknowledge that this Assignment evidences a transaction involving interstate commerce. The Federal Arbitration Act shall govern (i) the interpretation and enforcement of these Arbitration Provisions, and (ii) all arbitration proceedings that take place pursuant to these Arbitration Provisions. THE PARTIES AGREE THAT, EXCEPT AS OTHERWISE EXPRESSLY AGREED TO BY THE PARTIES IN WRITING, OR UNLESS EXPRESSLY PROHIBITED BY LAW, TEXAS SUBSTANTIVE LAW (WITHOUT REGARD TO ANY CONFLICT OF LAWS PRINCIPLES) WILL APPLY IN ANY BINDING ARBITRATION PROCEEDING OR SMALL CLAIMS COURT ACTION REGARDLESS OF WHO INITIATES THE PROCEEDING, WHERE YOU RESIDE OR WHERE THE DISPUTE AROSE.

II.

Provisions applicable only to a CONSUMER DISPUTE:

(a)

Any and all CONSUMER DISPUTES shall be resolved by arbitration administered by the American Arbitration Association (“AAA”) under the Commercial Arbitration Rules and the Supplemental Procedures for Resolution of Consumer Disputes and Consumer Due Process Protocol (which are incorporated herein for all purposes). It is intended by the PARTIES that these Arbitration Provisions meet and include all fairness standards and principles of the American Arbitration Association’s Consumer Due Process Protocol and due process in predispute arbitration. If a CONSUMER DISPUTE is for a claim of actual damages above $250,000 it shall be administered by the AAA before three neutral arbitrators at the request of any PARTY.

(b)

Instead of proceeding in arbitration, any PARTY hereto may pursue its claim in your local small claims court, if the CONSUMER DISPUTE meets the small claims court’s jurisdictional limits. If the small claims court option is chosen, the PARTY pursuing the claim must contact the small claims court directly. The PARTIES agree that the class action waiver provision also applies to any CONSUMER DISPUTE brought in small claims court.

(c)

For any claim for actual damages that does not exceed $2,500, the Lender will pay all arbitration fees and costs provided you submitted a Notice of Dispute with regard to the CONSUMER DISPUTE prior to initiation of arbitration. For any claim for actual damages that does not exceed $5,000, the Lender also agrees to pay your reasonable attorney’s fees and reasonable expenses your attorney charges you in connection with the arbitration (even if the Arbitrator does not award those to you) plus an additional $2,500 if you obtain a favorable arbitration award for your actual damages which is greater than any written settlement offer for your actual damages made by the Lender to you prior to the selection of the Arbitrator.

(d)

Under the AAA’s Supplemental Procedures for Consumer Disputes, if your claim for actual damages does not exceed $10,000, you shall only be responsible for paying up to a maximum of $125 in arbitration fees and costs. If your claim for actual damages exceeds $10,000 but does not exceed $75,000, you shall only be responsible for paying up to a maximum of $375 in arbitration fees and costs. For any claim for actual damages that does not exceed $75,000, the Lender will pay all other arbitrator’s fees and costs imposed by the administrator of the arbitration. With regard to a CONSUMER DISPUTE for a claim of actual damages that exceeds $75,000, or if the claim is a non-monetary claim, the Lender agrees to pay all arbitration fees and costs you would otherwise be responsible for that exceed $1,000. The fees and costs stated above are subject to any amendments to the fee and cost schedules of the AAA. The fee and cost schedule in effect at the time you submit your claim shall apply. The AAA rules also permit you to request a waiver or deferral of the administrative fees and costs of arbitration if paying them would cause you financial hardship.

(e)

Although under some laws, the Lender may have a right to an award of attorney’s fees and expenses if it prevails in arbitration, the Lender agrees that it will not seek such an award in a binding arbitration proceeding with regard to a CONSUMER DISPUTE for a claim of actual damages that does not exceed $75,000.

(f)

To request information on how to submit an arbitration claim, or to request a copy of the AAA rules or fee schedule, you may contact the AAA at 1-800-778-7879 (toll free) or at www.adr.org.

Assumption Agreement	Page 13

III.

Provisions applicable only to a BUSINESS DISPUTE:

(a)

Any and all BUSINESS DISPUTES between the PARTIES shall be resolved by arbitration in accordance with the Commercial Arbitration Rules of the AAA in effect at the time of filing, as modified by, and subject to, these Arbitration Provisions. A BUSINESS DISPUTE for a claim of actual damages that exceeds $250,000 shall be administered by AAA before at least three (3) neutral arbitrators at the request of any PARTY. In the event the aggregate of all affirmative claims asserted exceeds $500,000, exclusive of interest and attorney’s fees, or upon the written request of any PARTY, the arbitration shall be conducted under the AAA Procedures for Large, Complex Commercial Disputes. If the payment of arbitration fees and costs will cause you extreme financial hardship you may request that AAA defer or reduce the administrative fees or request the Lender to cover some of the arbitration fees and costs that would be your responsibility.

(b)

The PARTIES shall have the right to (i) invoke self-help remedies (such as setoff, notification of account debtors, seizure and/or foreclosure of collateral, and nonjudicial sale of personal property and real property collateral) before, during or after any arbitration, and/or (ii) request ancillary or provisional judicial remedies (such as garnishment, attachment, specific performance, receiver, injunction or restraining order, and sequestration) before or after the commencement of any arbitration proceeding (individually, and not on behalf of a class). The PARTIES need not await the outcome of the arbitration proceeding before using self-help remedies. Use of self-help or ancillary and/or provisional judicial remedies shall not operate as a waiver of either PARTY’s right to compel arbitration. Any ancillary or provisional judicial remedy which would be available from a court at law shall be available from the Arbitrator. The PARTIES agree that the AAA Optional Rules for Emergency Measures of Protection shall apply in an arbitration proceeding where emergency interim relief is requested.

(c)

Except to the extent the recovery of any type or types of damages or penalties may not by waived under applicable law, the Arbitrator shall not have the authority to award either PARTY (i) punitive, exemplary, special or indirect damages, (ii) statutory multiple damages, or (iii) penalties, statutory or otherwise.

(d)

The Arbitrator may award attorney’s fees and costs including the fees, costs and expenses of arbitration and of the Arbitrator as the Arbitrator deems appropriate to the prevailing PARTY. The Arbitrator shall retain jurisdiction over questions of attorney’s fees for fourteen (14) days after entry of the decision.

IV.

General provisions applicable to both CONSUMER DISPUTES and BUSINESS DISPUTES:

(a)

The Arbitrator is bound by the terms of these Arbitration Provisions. The Arbitrator shall have exclusive authority to resolve any DISPUTES relating to the scope or enforceability of these Arbitration Provisions, including (i) all arbitrability questions, and (ii) any claim that all or a part of these Arbitration Provisions are void or voidable (including any claims that they are unconscionable in whole or in part).

(b)

These Arbitration Provisions shall survive any termination, amendment, or expiration of this Assignment, unless all of the PARTIES otherwise expressly agree in writing.

(c)

If a PARTY initiates legal proceedings, the failure of the initiating PARTY to request arbitration pursuant to these Arbitration Provisions within 180 days after the filing of the lawsuit shall be deemed a waiver of the initiating PARTY’S right to compel arbitration with respect to the claims asserted in the litigation. The failure of the defending PARTY in such litigation to request arbitration pursuant to these Arbitration Provisions within 180 days after the defending PARTY’S receipt of service of judicial process, shall be deemed a waiver of the right of the defending PARTY to compel arbitration with respect to the claims asserted in the litigation. If a counterclaim, cross-claim or third party action is filed and properly served on a PARTY in connection with such litigation, the failure of such PARTY to request arbitration pursuant to these Arbitration Provisions within ninety (90) days after such PARTY’S receipt of service of the counterclaim, cross-claim or third party claim shall be deemed a waiver of such PARTY’S right to compel arbitration with respect to the claims asserted therein. The issue of waiver pursuant to these Arbitration Provisions is an arbitrable dispute. Active participation in any pending litigation described above by a PARTY shall not in any event be deemed a waiver of such PARTY’S right to compel arbitration. All discovery obtained in the pending litigation may be used in any subsequent arbitration proceeding.

Assumption Agreement	Page 14

(d)

Any PARTY seeking to arbitrate shall serve a written notice of intent to any and all opposing PARTIES after a DISPUTE has arisen. The PARTIES agree a timely written notice of intent to arbitrate by either PARTY pursuant to these Arbitration Provisions shall stay and/or abate any and all action in a trial court, save and except a hearing on a motion to compel arbitration and/or the entry of an order compelling arbitration and staying and/or abating the litigation pending the filing of the final award of the Arbitrator.

(e)

Any Arbitrator selected shall be knowledgeable in the subject matter of the DISPUTE and be licensed to practice law.

(f)

For a one (1) member arbitration panel, the PARTIES are limited to an equal number of strikes in selecting the arbitrator from the AAA neutral list, such that at least one arbitrator remains after the PARTIES exercise all of their respective strikes. For a three (3) member arbitration panel, the PARTIES are limited to an equal number of strikes in selecting the arbitrators from the AAA neutral list, such that at least three arbitrators remain after the PARTIES exercise all of their respective strikes. After exercising all of their allotted respective strikes, the PARTIES shall rank those potential arbitrators remaining numerically in order of preference (with “1” designating the most preferred). The AAA shall review the PARTIES rankings and assign a score to each potential arbitrator by adding together the ranking given to such potential arbitrator by each PARTY. The arbitrator(s) with the lowest score total(s) will be selected. In the event of a tie or ties for lowest score total and if the selection of both or all of such potential arbitrators is not possible due to the required panel size, the AAA shall select the arbitrator(s) it believes to be best qualified.

(g)

The PARTIES and the Arbitrator shall treat all aspects of the arbitration proceedings, including, without limitation, any documents exchanged, testimony and other evidence, briefs and the award, as strictly confidential; provided, however, that a written award or order from the Arbitrator may be filed with any court having jurisdiction to confirm and/or enforce such award or order.

(h)

Any statute of limitation which would otherwise be applicable shall apply to any claim asserted in any arbitration proceeding under these Arbitration Provisions, and the commencement of any arbitration proceeding tolls such statute of limitations.

(i)

If the AAA is unable for any reason to provide arbitration services, then the PARTIES agree to select another arbitration service provider that has the ability to arbitrate the DISPUTE pursuant to and consistent with these Arbitration Provisions. If the PARTIES are unable to agree on another arbitration service provider, any PARTY may petition a court of competent jurisdiction to appoint an Arbitrator to administer the arbitration proceeding pursuant to and consistent with these Arbitration Provisions.

(j)

The award of the Arbitrator shall be final and Judgment upon any such award may be entered in any court of competent jurisdiction. The arbitration award shall be in the form of a written reasoned decision and shall be based on and consistent with applicable law.

(k)

Unless the PARTIES mutually agree to hold the binding arbitration proceeding elsewhere, venue of any arbitration proceeding under these Arbitration Provisions shall be in the county and state where Lender is located, which is Lender’s address set out in the first paragraph on page 1 hereof.

(l)

If any of these Arbitration Provisions are held to be invalid or unenforceable, the remaining provisions shall be enforced without regard to the invalid or unenforceable term or provision.

JURY WAIVER: IF A DISPUTE BETWEEN YOU AND LENDER PROCEEDS IN COURT RATHER THAN THROUGH MANDATORY BINDING ARBITRATION, THEN YOU AND LENDER BOTH WAIVE THE RIGHT TO A JURY TRIAL, AND SUCH DISPUTE WILL BE TRIED BEFORE A JUDGE ONLY.

Assumption Agreement	Page 15

2.26

Further Assurances. Upon the request of Lender, each Obligor shall execute and deliver such further documents, including financing statements, and take such further actions as may be required by Lender to carry out the intent of this Agreement and the other Loan Instruments and to perfect and preserve the rights, interests, and priority of Lender hereunder on or before ten (10) days after Lender’s request is made to any Obligor.

2.27

Assumptor Release of Original Borrower. Assumptor hereby (i) consents to the release of Original Borrower from personal liability for payment and performance of the Obligations now or hereafter outstanding, and (ii) confirms that such release of Original Borrower from personal liability shall not affect in any manner the joint and several personal liability of Assumptor for the full payment and performance of all Obligations now or hereafter outstanding under the Note, and all other Loan Instruments.

2.28

Notices.

All notices, demands, requests, approvals and other communications required or permitted hereunder shall be in writing and shall be deemed to have been given when presented personally or deposited in a regularly maintained mail receptacle of the United States Postal Service, postage prepaid, registered or certified, return receipt requested, addressed to an Obligor, or Lender, as the case may be, at the respective addresses set forth on the first page of this Agreement, or such other address as Obligors, or Lender may from time to time designate by written notice to the other as herein required.

2.29

No Impairment.

Notwithstanding any other provision of this Agreement herein to the contrary, this Agreement shall not affect or impair any liability of or representation in regard to any warranty of title heretofore made by Original Borrower and Original Borrower Pledgor as to the Camber Assets, including without limitation, the Oklahoma Interests, all of which shall remain in force and inure to the benefit of Lender.

IN WITNESS WHEREOF, the Parties have duly executed this Agreement as of the Effective Date.

[Signature and acknowledgment pages follow.]

Assumption Agreement	Page 16

LENDER:

INTERNATIONAL BANK OF COMMERCE,

a Texas state banking corporation

By:	/s/ Bernardo de la Garza
Bernardo de la Garza, Vice President

STATE OF TEXAS	§

COUNTY OF BEXAR	§

This instrument was acknowledged before me on the 26th day of Sept. 2018, by Bernardo de la Garza, Vice President of International Bank of Commerce, a Texas state banking corporation, on behalf of said corporation.

/s/ Delia Sandoval
Notary Public, State of Texas

Assumption Agreement	Page 17

ORIGINAL BORROWER:

CAMBER ENERGY, INC. f/k/a LUCAS ENERGY, INC.,

a Nevada corporation

By:	/s/ Louis G. Schott
Louis G. Schott, Interim Chief Executive Officer

STATE OF TEXAS	§

COUNTY OF BEXAR	§

This instrument was acknowledged before me on the 26th day of Sept. 2018, by Louis G. Schott, Interim Chief Executive Officer of Camber Energy, Inc. f/k/a Lucas Energy, Inc., a Nevada corporation, on behalf of said corporation.

/s/ Delia Sandoval
Notary Public, State of Texas

Assumption Agreement	Page 18

ORIGINAL BORROWER PLEDGOR:

CE OPERATING, LLC,

an Oklahoma limited liability company

By:

Camber Energy, Inc.,

a Nevada corporation,

its Manager

By:	/s/ Louis G. Schott
Louis G. Schott, Interim Chief Executive Officer

STATE OF TEXAS	§

COUNTY OF BEXAR	§

This instrument was acknowledged before me on the 26th day of Sept. 2018, by Louis G. Schott, Interim Chief Executive Officer of Camber Energy, Inc., Nevada corporation, the Manager of CE Operating, LLC, an Oklahoma limited liability company, on behalf of said limited liability company.

/s/ Delia Sandoval
Notary Public, State of Texas

Assumption Agreement	Page 19

ASSUMPTOR:

N&B ENERGY, LLC,

a Texas limited liability company

By:	/s/ Richard N. Azar, II

Name:	Richard N. Azar, II

Title:	Manager

STATE OF TEXAS	§

COUNTY OF BEXAR	§

This instrument was acknowledged before me on the 26th day of Sept. 2018, by Richard N. Azar, II, the Manager of N&B Energy, LLC, a Texas limited liability company, on behalf of said limited liability company.

/s/ Delia Sandoval
Notary Public, State of Texas

Assumption Agreement	Page 20

AZAR:

/s/ Richard Nathan Azar, II.
RICHARD NATHAN AZAR, II.

STATE OF TEXAS	§

COUNTY OF BEXAR	§

This instrument was acknowledged before me on the 26th day of Sept. 2018, by Richard Nathan Azar, II.

/s/ Delia Sandoval
Notary Public, State of Texas

Assumption Agreement	Page 21

SEAY:

DONNIE BAKER SEAY

By:	/s/ Gregory Don Seay
Gregory Don Seay, attorney-in-fact

STATE OF TEXAS	§

COUNTY OF BEXAR	§

This instrument was acknowledged before me on the 26th day of Sept. 2018, by Gregory Don Seay, attorney-in-fact on behalf of Donnie Baker Seay.

/s/ Delia Sandoval
Notary Public, State of Texas

Assumption Agreement	Page 22

RAD2:

RAD2 MINERALS, LTD.,

a Texas limited partnership

By:

RAD2 Management, LLC,

a Texas limited liability company,

its General Partner

By:	/s/ Richard N. Azar, II
Richard N. Azar, II, Manager

STATE OF TEXAS	§

COUNTY OF BEXAR	§

This instrument was acknowledged before me on the 26th day of Sept. 2018, by Richard N. Azar, II, Manager of RAD2 Management, LLC, a Texas limited liability company, the General Partner of RAD2 Minerals, Ltd., a Texas limited partnership, on behalf of said limited partnership.

/s/ Delia Sandoval
Notary Public, State of Texas

Assumption Agreement	Page 23

DBS:

DBS INVESTMENTS, LTD.,

a Texas limited partnership

By:

DBS Management, LLC,

a Texas limited liability company,

its General Partner

By:	/s/ Gregory Don Seay
Gregory Don Seay, Authorized Agent

STATE OF TEXAS	§

COUNTY OF BEXAR	§

This instrument was acknowledged before me on the 26th day of Sept. 2018, by Gregory Don Seay, Authorized Agent of DBS Management, LLC, a Texas limited liability company, the General Partner of DBS Investments, Ltd., a Texas limited partnership, on behalf of said limited partnership.

/s/ Delia Sandoval
Notary Public, State of Texas

Assumption Agreement	Page 24

EXHIBIT “A”

2016 Oklahoma Interests

Assumption Agreement	Page 25

EXHIBIT "A"
N&B ENERGY, LLC, TO INTERNATIONAL BANK OF COMMERCE

LINCOLN COUNTY, OKLAHOMA						
Well Name	Legal Description	County	OCC Order#	Unit Size	Working Interest	NRI
SPARTA #1-3H	§3-T14N-R4E	LINCOLN	543002	639.86	0.08839253	0.07071343
BONUS #1-4H	§4-T14N-R4E	LINCOLN	537070	634.88	0.07743200	0.06194500
NECTAR #1-4H	§4-T14N-R5E	LINCOLN	552270	633.48	0.08960041	0.07159529
CRETE #1-5H	§5-T14N-R5E	LINCOLN	546615	636.24	0.08802653	0.07012919
MEDUSA #1-6H	§6-T14N-R5E	LINCOLN	636095	640	0.28800000	0.22461907
ERME #1-7H	§7-T15N-R4E	LINCOLN	560609	634.97	0.07600000	0.06080000
MIDAS #1-8H	§8-T14N-R5E	LINCOLN	543052	640	0.08867350	0.06841856
MEEN #1-8H	§8-T15N-R4E	LINCOLN	557551	640	0.07600000	0.06080000
ANTHONY #1-9H	§9-T14N-R4E	LINCOLN	561384	640	0.08400000	0.06720000
CORINTH #1-9H	§9-T14N-R5E	LINCOLN	560428	640	0.08821052	0.07048342
LUBIN #1-9H	§9-T15N-R4E	LINCOLN	553366	640	0.07600000	0.06080000
ALICE #1-9H	§9-T15N-R5E	LINCOLN	622389	640	0.23554617	0.18843694
SPHINX #1-10H	§10-T14N-R4E	LINCOLN	553669	641.09389	0.08669477	0.05790504
FOY #1-10H	§10-T15N-R4E	LINCOLN	542986	640	0.07578900	0.06044450
TELLURIDE #1-10H	§10-T15N-R5E	LINCOLN	639585 AND 639199	640	0.30000000	0.24000000
STAVROS #1-11H	§11-T14N-R4E	LINCOLN	536804	640	0.08910263	0.07168000
ABO #1-11H	§11-T15N-R4E	LINCOLN	544556	640	0.07600000	0.06080000
SUNDANCE #1-11H	§11-T15N-R5E	LINCOLN	636344	640	0.30000000	0.24000000
TROJAN #1-12H	§12-T14N-R4E	LINCOLN	628530 AND 641316	640	0.28481850	0.22605480
GILBERT #1-12H	§12-T15N-R4E	LINCOLN	550090	640	0.07600000	0.06072550
MORPHEUS #1-13H	§13-T14N-R4E	LINCOLN	629538	640	0.28712500	0.22970001
BRIXEY #1-13H	§13-T15N-R4E	LINCOLN	539626	640	0.07600000	0.06080000

P:\WDOX\CLIENTS\2195\4\00157452.XLSX

EXHIBIT "A" - CONTINUED

LINCOLN COUNTY, OKLAHOMA						
Well Name	Legal Description	County	OCC Order#	Unit Size	Working Interest	NRI
VESTA #1-14H	§14-T14N-R4E	LINCOLN	537163	640	0.08910263	0.07168001
ELIZABETH #1-14H	§14-T15N-R4E	LINCOLN	542985	640	0.08106500	0.06110637
LAKE LOUISE #1-14H	§14-T15N-R5E	LINCOLN	639978	640	0.30000000	0.24000000
TITAN #1-15H	§15-T14N-R4E	LINCOLN	547296	640	0.08896052	0.06813334
GREENFIELD #1-15H	§15-T15N-R4E	LINCOLN	537264	640	0.07600000	0.06080000
SANTA FE #1-15H	§15-T15N-R5E	LINCOLN	636177	640	0.30000000	0.24000000
CHAD #1-16H	§16-T14N-R4E	LINCOLN	546720	640	0.08700000	0.06906875
CHAD #2-16H	§16-T14N-R4E	LINCOLN	618941	640	0.05160000	0.04116319
ICARUS #1-16H	§16-T14N-R5E	LINCOLN	551250	640	0.08959998	0.07167973
BALSAM #1-16H	§16-T15N-R4E	LINCOLN	548089	640	0.07600000	0.06080000
ELMO #1-17H	§17-T15N-R4E	LINCOLN	550346	640	0.07600000	0.05973425
VENUS#1-17H	§17-T14N-R5E	LINCOLN	558317	640	0.08959999	0.07149332
ALFRED #1-18H	§18-T15N-R4E	LINCOLN	536803	637.24	0.07766870	0.06174890
CANUTE #1-19H	§19-T15N-R4E	LINCOLN	539625	635.05	0.07728900	0.06141053
ACROPOLIS #1-19H	§19-T15N-R5E	LINCOLN	561569	200.406	0.08825001	0.07060001
FRANCISCO #1-20H	§20-T15N-R4E	LINCOLN	539627	640	0.07600000	0.06018548
BURL #1-20H	§20-T15N-R5E	LINCOLN	564427	640	0.08514300	0.06676700
ATHENA #1-20H	§20-T14N-R5E	LINCOLN	572289	640	0.08605797	0.06751201
MELOSA #1-21H	§21-T14N-R4E	LINCOLN	563953	640	0.04818209	0.03836007
SARTAIN #1-21H	§21-T14N-R5E	LINCOLN	564760	640	0.09516687	0.07613349
ABEL #1-21H	§21-T15N-R4E	LINCOLN	546552	640	0.07600000	0.05687000
ADONIS #1-22H	§22-14N-5E	LINCOLN	149957	640	*0.09202801	*0.07204364
CUPID	§22-T14N-R4E	LINCOLN	563316	640	0.07304600	0.05843700
ACHILLES #1-22H	§22-T15N-R4E	LINCOLN	537051	640	0.08824990	0.07028895

* after payment of Non Consent Penalty

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EXHIBIT "A" - CONTINUED

LINCOLN COUNTY, OKLAHOMA						
Well Name	Legal Description	County	OCC Order#	Unit Size	Working Interest	NRI
STEAMBOAT #1-22H	§22-T15N-R5E	LINCOLN	626232	640	0.29934342	0.23947474
ZEPHIR #1-23H	§23-T14N-R4E	LINCOLN	549456	640	0.04435890	0.03548712
PANDORA #1-25H	§25-T14N-R4E	LINCOLN	502203	640	0.30000000	0.23918569
WHISTLER #1-26H	§26-T15N-R5E	LINCOLN	642081	640	0.30000000	0.24000000
CALYPSO #1-27H	§27-T14N-R5E	LINCOLN	628371	640	0.28328550	0.22662840
XANTHUS #1-27H	§27-T15N-R4E	LINCOLN	532223	640	0.08925000	0.07058200
ABRAHAM #1-28H	§28-T15N-R4E	LINCOLN	549284	640	0.07600000	0.06080000
DAMASCUS #1-29H	§29-T15N-R4E	LINCOLN	548860	640	0.07550000	0.05991419
DORIANS #1-29H	§29-T15N-R5E	LINCOLN	564427	640	0.08517700	0.06950100
YANI #1-31H	§31-T15N-R5E	LINCOLN	617838	640	0.26894693	0.21515754
HOMER #1-32H	§32-T15N-R5E	LINCOLN	551385	640	0.08824998	0.07032422
CANYONS #1-33H	§33-T14N-R5E	LINCOLN	619273	640	0.29060000	0.23248000
HELM #1-33H	§33-T15N-R4E	LINCOLN	551385	640	0.07600000	0.06080000
GODDESS #1-34H	§34-T15N-R4E	LINCOLN	508199	640	0.08825050	0.07058990
CYCLOPS #1-35H	§35-T15N-R2R	LINCOLN	485542	640	0.00880729	0.00704584
NIGHTFALL #1-36H	§36-T14N-R4E	LINCOLN	631124	640	0.30000000	0.24000000

LOGAN COUNTY, OKLAHOMA						
Well Name	Legal Description	County	OCC Order#	Unit Size	Working Interest	NRI
HORSETHIEF #1-12H	Lots 2, 3 and 4 and N/2 NE/4 and SW/4 NE/4 §12-T17N-R1E, Payne County, and Lots 5 and 6 §12-T17N-R1E, Logan County	LOGAN	495158	246	0.99750000	0.79800000
COUGAR #1-35H	§27-T17N-R1E	LOGAN	499607	160	0.18000000	0.13955532
TIGER #1-28H	§28-T17N-R1E	LOGAN	558265	320	0.08698915	0.06890198
FLOSSIE #1-33H	§33-T17N-R1E	LOGAN	545768	640	0.08650883	0.06871506

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EXHIBIT "A" - CONTINUED

PAYNE COUNTY, OKLAHOMA						
Well Name	Legal Description	County	OCC Order#	Unit Size	Working Interest	NRI
SINGLE SHOT #1	§1-T17N-R1E	PAYNE	510245	640	0.99750000	0.79800000
JUDGE #1-H	SW/4 §2-T17N-R1E and S/2 §3-T17N-R1E	PAYNE	500260	480	0.97916670	0.78333336
BIG SHOT #1-5H	§5-T17N-R2E	PAYNE	530742	640	1.00000000	0.80000000
DOUBLE SHOT #1-6H	§6-T17N-R2E	PAYNE	517360	639.75	0.95545106	0.73201214
ALLIE #1-H	E/2 §10-T17N-R1E and W/2 §11-T17N-R1E	PAYNE		640	0.98437500	0.78750000
MINNICH #5	NE/4 §11-T17N-R1E	PAYNE		160	0.99717110	0.79773688
MINNICH #7	NE/4 §11-T17N-R1E	PAYNE		20	0.99825000	0.79860000
CAIN #1-H	SE/4 §11-T17N-R1E, and Lot 1 and SW/4 SW/4, a/d/a SW/4, §12-T17N-R1E	PAYNE	491676	320	0.98138154	0.80144062
FRUIN #1-12H	§12-T17N-R1E	PAYNE	639962	80	0.99750000	0.79800000
LONGAN #6	§12-T17N-R1E	PAYNE			0.99717110	0.79773688
LONGAN #1	N/2 NW/4 §12-T17N-R1E	PAYNE		80	0.99717110	0.79773688
HORSETHIEF #1-12H	Lots 2, 3 and 4 and N/2 NE/4 and SW/4 NE/4 §12-T17N-R1E, Payne County, and Lots 5 and 6 §12-T17N-R1E, Logan County	PAYNE	495158	246	0.99750000	0.79800000
GRIP #1-12	E/2 NW/4 §12-T17N-R1E	PAYNE		80	0.80659100	0.64527280
SOUTH DOWNEY #2-A	§13-T17N-R1E	PAYNE	480799	20	0.98750000	0.79000000
COLLINS #1-12H	NE/4 and E/2 NW/4 §14-T17N-R1E and NW/4 §13-T17N-R1E	PAYNE	450799	367.9	0.99760600	0.79808480
SHAWN #1-H	SW/4 and W/2 NW/4 §14-T17N-R1E	PAYNE		240	1.00000000	0.80000000
LEGATE	E/2 §15-T17N-R1E	PAYNE		320	0.50000000	0.40000000
CHENEY SHOT #1-H	§20-T18N-R2E	PAYNE	536976	640	0.92000000	0.73600000
NORTHERN SHOT #1-25H	§25-T18N-R1E	PAYNE	492832	640	0.99750000	0.79800000
RIFLE SHOT #1-H	§29-T18N-R2E	PAYNE	589572	640	0.92000000	0.73600000
BUCKSHOT #1-H	§30-T18N-R2E	PAYNE	532092	635.04	0.98241575	0.78121474
NICE SHOT #1-31H	§31-T18N-R2E	PAYNE	521500	636.32	0.99750000	0.79800000
SOUTHERN SHOT #1-36H	§36-T18N-R1E	PAYNE		640	1.00000000	0.80000000
COYLE STATE #1-36	NE/4 §36-T18N-R1E	PAYNE		160	1.00000000	0.80000000

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EXHIBIT "A" - CONTINUED

*One or more of the above wells may no longer be in production, but same are included herein for the purpose of conveying all equipment associated therewith and to convey the wellbore interest if the well is later re-entered.

P:\WDOX\CLIENTS\2195\4\00157452.XLSX

EXHIBIT “A-1”

The Orion Assets

[see following pages]

EXHIBIT "A"
N & B ENERGY, LLC, TO INTERNATIONAL BANK OF COMMERCE

OKFUSKEE COUNTY, OKLAHOMA						
Well Name	Legal Description	County	OCC Order#	API Number	Working Interest	NRI
Hobby 1-9H	Section 9-10N-09E	Okfuskee		35107233870000	0.95025000	0.78652643
Love 1-8H	Section 8-10N-09E	Okfuskee		35107234000000	1.00000000	0.82083352
Midway 1-4H	Section 4-10N-09E	Okfuskee	568706 & 578485	35107233830000	0.94940262	0.77827297
Oakland 1-5H	Section 5-10N-09E	Okfuskee	665544	35107233920000	0.95025000	0.77049143
Steffen 1-5SWD	Section 5-10N-09E	Okfuskee		35107233760000		
Blackhawk 1-27H	Section 27-12N-09E	Okfuskee	563864	35107233850000	0.95025000	0.76592851
Lightning 1-34H	Section 34-12N-09E	Okfuskee	563861 & 578486	35107233800000	0.95025000	0.78388343
Montgomery 1-35 SWD	Section 35-12N-09E	Okfuskee		35107233500000		
Altus 1-27H	Section 27-11N-10E	Okfuskee		35107234300000	1.00000000	0.78066407
Davis 1-34H	Section 34-11N-10E	Okfuskee	584715	35107234350000	0.97583008	0.78878498
Walker Bros 1-27 SWD	Section 27-11N-10E	Okfuskee		35107234220000		
Turbeville 1-33	Section 33-11N-10E	Okfuskee		35107234420000	1.00000000	0.79828290

P:\WDOX\CLIENTS\2195\4\00164532.XLSX

EXHIBIT "A"

N & B ENERGY, LLC, TO INTERNATIONAL BANK OF COMMERCE

THE FOLLOWING LEASES IN SECTION 4-10N-9E, LIMITED TO THE DEPTHS FROM THE SURFACE OF THE EARTH TO THE TOP OF THE CROMWELL FORMATION AND BELOW THE BASE OD THE WOODFORD FORMATION						
Sec - T - R	Legal Description	Lessor	Lessee	Date	County	Recorded
04-10N-09E	LOTS 1 AND 2 AND THE S1/2NE1/4	Anderson, Marjorie, L.	Legacy Energy, LLC	06/14/07	Okfuskee	1016-837
04-10N-09E	LOTS 1 & 2 & S1/2NE1/4	Bandera Minerals, LLC	Legacy Energy, LLC	10/30/07	Okfuskee	1026-322
04-10N-09E	LOTS 1 & 2 & S1/2NE1/4	Black Stone Acquisitions	Legacy Energy, LLC	01/10/08	Okfuskee	1042-426
04-10N-09E	LOTS 1 AND 2 AND THE S1/2NE1/4	Bourdon Revocable Trust	Legacy Energy, LLC	03/15/07	Okfuskee	1008-141
04-10N-09E	LOTS 1 AND 2 AND THE S1/2NE1/4	Bourdon Trust, Robert Henry	Legacy Energy, LLC	04/18/07	Okfuskee	1013-473
04-10N-09E	LOTS 1 AND 2 AND S1/2NE1/4	Bourdon, Charles W.	Legacy Energy, LLC	01/08/08	Okfuskee	1030-850
04-10N-09E	LOTS 1 AND 2 AND THE S1/2NE1/4	Chaparral Royalty Company	Legacy Energy, LLC	02/15/07	Okfuskee	1008-133
04-10N-09E	LOTS 1 AND 2 AND THE S1/2NE1/4	Chelsea Trust, Jeanne P.	Legacy Energy, LLC	03/16/07	Okfuskee	1008-586
04-10N-09E	LOTS 1 AND 2 AND THE S1/2NE1/4	Coffin, Ralph S.	Legacy Energy, LLC	06/14/07	Okfuskee	1016-839
04-10N-09E	LOTS 1 AND 2 AND THE S1/2NE1/4	Coffin, Stephen D.	Legacy Energy, LLC	06/14/07	Okfuskee	1016-161
04-10N-09E	LOTS 1 AND 2 AND THE S1/2NE1/4	Colonial Royalties	Legacy Energy, LLC	03/14/07	Okfuskee	1012-697
04-10N-09E	NORTH PARTH OF LOT 3 AND NORTH PART OF LOT 4	Curry, David	Legacy Energy, LLC	03/20/07	Okfuskee	1008-139
04-10N-09E	NORTH 20.56 AC OF LOT 3 & NORTH 20.34 AC OF LOT 4	Deason Resources, Inc.	Legacy Energy, LLC	06/13/07	Okfuskee	1018-381
04-10N-09E	LOTS 1, LOT 2 & S1/2NE1/4	Dennis, Patrick Parks	Legacy Energy, LLC	03/01/07	Okfuskee	1006-769
04-10N-09E	LOTS 1 AND 2 AND THE S1/2NE1/4	Dougherty Revocable Trust	Legacy Energy, LLC	02/20/07	Okfuskee	1006-773
04-10N-09E	LOTS 1 & 2 & S1/2NE1/4	Duncan III, Ralph E.	Legacy Energy, LLC	01/24/08	Okfuskee	1033-835
04-10N-09E	LOTS 1 AND 2 AND THE S1/2NE1/4	Duncan, Richard Eric	Legacy Energy, LLC	04/03/07	Okfuskee	1013-520
04-10N-09E	LOTS 1 AND 2 AND THE S1/2NE1/4	Gray, Mel C.	Legacy Energy, LLC	06/13/07	Okfuskee	1014-546
04-10N-09E	SE1/4SE1/4	Guinn, Kerry B.	Legacy Energy, LLC	03/28/07	Okfuskee	1018-379
04-10N-09E	LOTS 1 & 2, AND S1/2NE1/4	Hane, Linda Sue	Legacy Energy, LLC	03/05/08	Okfuskee	1038-201
04-10N-09E	LOTS 1 & 2, AND S1/2NE1/4	Hane, Lisa Kay	Legacy Energy, LLC	03/05/08	Okfuskee	1038199
04-10N-09E	LOTS 1, LOT 2 AND THE S1/2NE1/4	Hornsby Living Trust	Legacy Energy, LLC	03/16/07	Okfuskee	1012-738
04-10N-09E	LOTS 1, LOT 2 AND THE S1/2NE1/4	Hurley Oil Properties	Legacy Energy, LLC	02/20/07	Okfuskee	1012-657
04-10N-09E	LOTS 1 & 2, AND S1/2NE1/4	Johnson Family Trust	Legacy Energy, LLC	01/03/08	Okfuskee	1035-734
04-10N-09E	LOTS 1 AND 2 AND THE S1/2NE1/4	Kaelin, C.M.	Legacy Energy, LLC	05/01/07	Okfuskee	1013-794
04-10N-09E	W1/2SE1/4	Kemper, Jr., William E.	Legacy Energy, LLC	06/28/07	Okfuskee	1015-363
04-10N-09E	NE1/4	Kirby Minerals	Legacy Energy, LLC	04/05/07	Okfuskee	1013-86
04-10N-09E	W1/2 SE 1/4; NE/4SE/4	Lowder, Susan Spillman	Legacy Energy, LLC	03/17/08	Okfuskee	1036-625
04-10N-09E	SE1/4SE1/4	Majors, Shelby E.	Legacy Energy, LLC	03/15/07	Okfuskee	1013-272
04-10N-09E	LOTS 1 AND 2 AND THE S I/2NE1/4	Moran Trust, Ann Bourdon	Legacy Energy, LLC	04/18/07	Okfuskee	1013-486
04-10N-09E	LOTS 1, 2 AND THE S1/2NE I/4	Newby Foressee Trust	Legacy Energy, LLC	11/08/07	Okfuskee	1026-319
04-10N-09E	NEI/4SEI/4	Newby Foressee Trust	Legacy Energy, LLC	11/08/07	Okfuskee	1026-319
04-10N-09E	LOTS 1 AND2	Parks Estate, P. G.	Legacy Energy, LLC	01/22/07	Okfuskee	1012-646
04-10N-09E	SI/2NEI/4	Parks Estate, P. G.	Legacy Energy, LLC	01/22/07	Okfuskee	1012-649
04-10N-09E	LOTS I AND 2 AND THE S I/2NE1/4	Pentagon Oil Company	Legacy Energy, LLC	01/24/07	Okfuskee	1008-136
04-10N-09E	LOTS I, LOT 2 AND SI/2NEI/4	Shaddock, Steven G.	Legacy Energy, LLC	01/16/08	Okfuskee	1032 -1
04-10N-09E	LOTS 1 AND 2 AND THE S I/2NE1/4	Skaggs, Ruth T.	Legacy Energy, LLC	03/30/07	Okfuskee	1013-842
04-10N-09E	W 1/2 SE 1/4; NE/4SE/4	Spillman, Robert E.	Legacy Energy, LLC	03/11/08	Okfuskee	1035-736
04-10N-09E	LOTS 1, LOT 2 AND THE S I/ 2NE1/4	Sprague, Thomas B.	Legacy Energy, LLC	03/19/07	Okfuskee	1008-584

04-10N-09E	LOT 1, LOT 2 AND THE S I /2NE I/4	Stafford, Barry G.	Legacy Energy, LLC	03/07/07	Okfuskee	1012-752
04-10N-09E	LOTS 1, 2 AND THE S I/2NE I /4	Stafford, Lauren N.	Legacy Energy, LLC	03/06/07	Okfuskee	1012-754
04-10N-09E	LOT 1, LOT 2 AND THE SI/2NEI/4	Stafford, Randy K.	Legacy Ener gy, LLC	05/29/07	Okfuskee	1027-139
04-10N-09E	LOT 1, LOT 2 AND THE SI/2NEI/4	Stafford, Rebecca A.	Legacy Energy, LLC	03/16/07	Okfuskee	1012-758
04-10N-09E	LOTS 1 AND 2 AND THE SI/2NEI/4	Stafford, Trevor B.	Legacy Energy, LLC	10/10/07	Okfuskee	1027-141
04-10N-09E	LOTS 1 AND 2 AND THE S1/2NE1/4	Stone, Ann Stiemberg	Legacy Energy, LLC	02/02/07	Okfuskee	1006-771
04-10N-09E	LOTS 1 AND 2 AND THE S I/ 2NE1/4	Story, Thomas	Legacy Energy, LLC	02/01/07	Okfuskee	1006-514
04-10N-09E	LOTS I & 2 & S I/2 NE I /4	Thomas, G. W.	Legacy Energy, LLC	05/23/08	Okfuskee	1041-794
04-10N-09E	LOTS I , 2 AND THE S I/2NE I /4	Todd, Linda Gray	Legacy Energy, LLC	11/15/07	Okfuskee	1027-121
04-10N-09E	LOTS I AND 2 AND S I/2NE1/4	Waite Mineral Trust	Legacy Energy, LLC	06/05/07	Okfuskee	1015-365
04-10N-09E	LOT I , LOT 2 AND THE S I/ 2NE1/4	Woods Trust, Martha Bourdon	Legacy Energy, LLC	05/01/07	Okfuskee	1013-414
04-10N-09E	LOTS I AND2 AND SI/2NEI/4	Stafford, Allison D. a single woman	Legacy Energy, LLC	07/24/08	Okfuskee	1049-398
04-10N-09E	LOTS I AND 2 AND S I/2NE1/4	Kensinger, Frances A., a married woman	Legacy Energy, LLC	07/23/08	Okfuskee	1049-400
04-10N-09E	LOTS I AND 2 AND S I/2NE1/4	Gunnison Home Associati on, Inc.	Legacy Energy, LLC	08/01/08	Okfuskee	1049-402
04-10N-09E	W 1/2 SE 1/4	Force, Ranee Kemper	Legacy Energy, LLC	08/18/08	Okfuskee	1053-566
04-10N-09E	LOTS I AND 2 AND SI/2NEI/4	Bliss, Marian R. a widow	Legacy Energy, LLC	09/24/08	Okfuskee	1054 -591
04-10N-09E	NORTH 20.56 AC OF LOT 3 & NORTH 20.34 AC OF LOT 4	Hughes Family Limited Partnership	Legacy Energy, LLC	10/06/08	Okfuskee	1055-759
04-10N-09E	LOTS I AND 2 AND SI/2NEI/4	Bliss, John Edward	Legacy Ener gy, LLC	10/08/08	Okfuskee	1055-761
04-10N-09E	LOTS I AND 2 AND SI/2NEI/4	Sneed Company	Legacy Energy, LLC	10/01/08	Okfuskee	1055-763
04-10N-09E	E/2NE/4SW/4	Paul, Trillave Dale a married woman	Legacy Energy, LLC	09/30/08	Okfuskee	1057-468
04-10N-09E	LOTS I & 2 & SI/2NEI/4	2M Pardners, LLC	OEX-1, LLC	11/11/08	Okfuskee	1058-380
04-10N-09E	E/2NE/4SW/4	Long Family Trust	OEX-1, LLC	03/06/09	Okfuskee	1066-843
04-10N-09E	ALL OF SECTION 4-10N-9E	Brown, Rebecca Long	OEX-1 , LLC	03/03/09	Okfuskee	1067-3
04-10N-09E	LOTS 3&4&S/2NW/4&W/2S E/4&NE/4SE/4	McMullen, Jerry B. deceased	OEX-1, LLC	03/13/09	Okfuskee	1067-775
04-10N-09E	E/2NE/4SW/4	Daniel, Mary Judith Long	Red Oak Energy Ptrs.	08/18/07	Okfuskee	1026-163
04-10N-09E	S/2NW/4	Carlton, Ann Wright Ballew	United Land Co., LLC	01/21/08	Okfuskee	1035-184
04-10N-09E	S/2NW/4	Cummins , Sus an Gayle Ballew	United Land Co., LLC	01/21/08	Okfuskee	1035-186
04-10N-09E	S/2NW /4	Freeman, Louise Hamilton Ballew	United Land Co., LLC	01/21/08	Okfuskee	1035-188
04-10N-09E	S/2NW/4	Dickey, Jeanne Ballew	United Land Co., LLC	01/21/08	Okfuskee	1035-190
04-10N-09E	S/2NW/4	Barwin, John R.	United Land Co., LLC	02/06/08	Okfuskee	1036-846
04-10N-09E	LOT 1, LOT 2 AND THE SI/2NEI/4	Garrett and Company Resources, LLC	Gulf Exp lo ration, LLC	07/01/08	Okfuskee	1047-460
04-10N-09E	E/2NE/4SW/4	Long, Troy Noble	American Natura l Res.	02/21/09	Okfuskee	1061-847
04-10N-09E	NW/4SW/4&W/2N E/4SW/4&S/2SW/4	Grimes Foundation, Otha H.	American Natural Res.	12/10/08	Okfuskee	1062 -550
04-10N-09E	OCC Force Pooling Order No. 568706 & 578485					

THE FOLLOWING LEASES IN SECTION 27-12N-9E, LIMITED TO THE DEPTHS FROM THE SURFACE OF THE EARTH TO THE TOP OF THE CROMWELL FORMATION AND BELOW THE BASE OF THE WOODFORD FORMATION						
Sec - T - R	**Legal Description**	**Lessor**	**Lessee**	**Date**	**County**	**Recorded**
27-12N-09E	N1/2NW1/4; S/2NW/4	Anderson, Donna	Legacy Energy, LLC	10/17/07	Okfuskee	1028-406
27-12N-09E	N1/2NW1/4	Black Stone Minerals Company	Legacy Energy, LLC	08/13/07	Okfuskee	1026-574; 1042-456
27-12N-09E	S1/2NW1/4	Capps, Gene	Legacy Energy, LLC	06/11/07	Okfuskee	1014-315
27-12N-09E	S1/2NW1/4	Capps, Max	Legacy Energy, LLC	06/11/07	Okfuskee	1014-305

27-12N-09E	N1/2NW1/4	Chaparral Royalty Company	Legacy Energy, LLC	10/25/07	Okfuskee	1026-577
27-12N-09E	NE1/4	Creek Trading Limited Partnership	Legacy Energy, LLC	11/07/07	Okfuskee	1027-410
27-12N-09E	N1/2NW1/4	Creek Trading Limited Partnership	Legacy Ene rgy, LLC	11/07/07	Okfuskee	1027-406
27-12N-09E	S1/2NW1/4	Creek Trading Limited Partnership	Legacy Energy, LLC	11/07/07	Okfuskee	1027-408
27-12N-09E	S1/2NW1/4	Drew, Kim	Legacy Ene rgy, LLC	12/04/07	Okfuskee	1028-408
27-12N-09E	S1/2NW1/4	Edwards Trust, Louise R.	Legacy Energy, LLC	06/21/07	Okfuskee	1015-585
27-12N-09E	S1/2NW1/4	Ellsworth Trust, Marjorie	Legacy Ene rgy, LLC	08/23/07	Okfuskee	1020-593
27-12N-09E	S1/2NW1/4	Evans , Martin	Legacy Energy, LLC	06/28/07	Okfuskee	1015-454
27-12N-09E	S1/2NW1/4	Evans, Randy	Legacy Ene rgy, LLC	07/06/07	Okfuskee	1018-443
27-12N-09E	NE1/4	Favor Revocable Trust	Legacy Energy, LLC	03/16/07	Okfuskee	1012-674
27-12N-09E	N1/2NW1/4 and S/2NW/4	Favor Trust, William E. and Martha Patricia	Legacy Energy, LLC	07/03/07	Okfuskee	1015-384
27-12N-09E	S1/2NW1/4	Fisher, Alice	Legacy Energy, LLC	06/22/07	Okfuskee	1015-451
27-12N-09E	S1/2NW1/4	Fleming Group LLC	Legacy Energy, LLC	0527/08	Okfuskee	1042-173
27-12N-09E	S1/2NW1/4	Gibbons, Arrena Lee	Legacy Energy, LLC	09/18/07	Okfuskee	1021-795
27-12N-09E	S1/2NW1/4	Gill Royalty Company	Legacy Energy, LLC	12/18/07	Okfuskee	1030-98
27-12N-09E	S1/2NW1/4	Gilthvedt, Elizabeth Marie	Legacy Ener gy, LLC	07/27/07	Okfuskee	1018-633
27-12N-09E	S1/2NW1/4	Houston Trust, Paul	Legacy Ener gy, LLC	06/08/07	Okfuskee	1015-545
27-12N-09E	S1/2NW1/4	Houston, Diana	Legacy Ener gy, LLC	06/08/07	Okfuskee	1014-250
27-12N-09E	S1/2NW1/4	Kyrk 1990 Revocable Trust	Legacy Energy, LLC	07/10/07	Okfuskee	1017-201
27-12N-09E	S1/2NW1/4	Long, Wendell	Legacy Energy, LLC	07/02/07	Okfuskee	1018-556
27-12N-09E	S1/2NW1/4	Lyda Long, L.L.C.	Legacy Energy, LLC	07/13/07	Okfuskee	1017-294
27-12N-09E	N1/2NW1/4	Maher Trust, Doris B.	Legacy Ener gy, LLC	09/12/07	Okfuskee	1021-251
27-12N-09E	S1/2SE1/4 LESS AND EXCEPT A 2 ACRE TRACT	Montgomery Trust, Emil Dale	Legacy Ener gy, LLC	03/29/07	Okfuskee	1012-777
27-12N-09E	N1/2SE1/4	Montgomery Trust, Josie	Legacy Energy, LLC	03/29/07	Okfuskee	1018-629
27-12N-09E	N1/2NW1/4; S/2NW/4	Nielsen, Dixie	Legacy Ener gy, LLC	03/20/08	Okfuskee	1036-703
27-12N-09E	S1/2NW1/4	Oglesby Family Trust	Legacy Ener gy, LLC	07/20/07	Okfuskee	1019-004
27-12N-09E	S1/2NW1/4	Oklahoma United Methodist Circle of Care Inc.	Legacy Energy, LLC	11/06/07	Okfuskee	1029-291
27-12N-09E	E1/2NE1/4	Palmer, Nancy C.	Legacy Energy, LLC	03/08/07	Okfuskee	1006-79 0
27-12N-09E	N1/2NW1/4; S/2NW/4	Palmer, Nancy C.	Legacy Ener gy, LLC	07/05/07	Okfuskee	1017-1
27-12N-09E	NE1/4	Palmer, Sam W.	Legacy Energy, LLC	03/28/07	Okfuskee	1012 -742
27-12N-09E	N1/2NW1/4; S/2NW/4	Palmer, Sam W.	Legacy Energy, LLC	06/27/07	Okfuskee	1015-388
27-12N-09E	N1/2NW1/4	Pentagon Oil Company	Legacy Ener gy, LLC	10/10/07	Okfuskee	1027-186
27-12N-09E	N1/2NW1/4; S/2NW/4	Quick, Roma Jo	Legacy Ener gy, LLC	01/28/08	Okfuskee	1035-151
27-12N-09E	S1/2NW1/4	Replogle Company LLC	Legacy Energy, LLC	01/23/08	Okfuskee	1032-793
27-12N-09E	E1/2SW1/4	Replogle Mineral Trust, Margaret K.	Legacy Ener gy, LLC	02/07/08	Okfuskee	1023-713
27-12N-09E	S1/2NW 1/4	Spidell, Debra	Legacy Energy, LLC	06/27/07	Okfuskee	1015-448
27-12N-09E	N1/2NW1/4; S/2NW/4	Tolleson Family Trust	Legacy Energy, LLC	09/27/07	Okfuskee	1026-572
27-12N-09E	N1/2NW1/4; S/2NW/4	Van Meter, Billy Joe	Legacy Energy, LLC	03/20/08	Okfuskee	1038-259
27-12N-09E	S1/2NW1/4	Whadford Family Trust	Legacy Energy, LLC	09/12/07	Okfuskee	1023-475
27-12N-09E	N1/2NW1/4; S/2NW/4	Wright, Margaret L.	Legacy Energy, LLC	09/13/07	Okfuskee	1021-797
27-12N-09E	S/2 NW/4	Aquaenco, Inc.	Legacy Ene rgy, LLC	07/21/08	Okfuskee	1048-525
27-12N-09E	N/2NW/4	Blandford, Kathleen M. Munley	Legacy Energy, LLC	09/15/08	Okfuskee	1053-584
27-12N-09E	N/2NW/4	Johnson Trust, Julie M. Munley Trustee	Legacy Energy, LLC	09/11/08	Okfuskee	1053-586
27-12N-09E	SW/4	2M Pardners, LLC	OEX-1, LLC	11/11/08	Okfuskee	1058-398
27-12N-09E	SW/4	Miller Trust, Frank T. Jr.	OEX-1, LLC	11/11/08	Okfuskee	1058-401

27-12N-09E	SW/4	Miller Trust, Ida B.	OEX-1, LLC	11/11/08	Okfuskee	1058-404
27-12N-09E	SW /4	Miller Trust, Russe ll S.	OEX-1, LLC	11/11/08	Okfuskee	1058-407
27-12N-09E	N2/W/2NW/4NW/4SE/4	Buckeye Cemetery Association, The	OEX-1, LLC	07/01/09	Okfuskee	1067-762
27-12N-09E	2.0 acre tract in SE/4; see OGL for description	Okemah School District No. 25	OEX-1, LLC	02/15/10	Okfuskee	1075-56
27-12N-09E	OCC Force Pooling Order No. 563864					

THE FOLLOWING LEASES IN SECTION 34-12N-9E, LIMITED TO THE DEPTHS FROM THE SURFACE OF THE EARTH TO THE TOP OF THE CROMWELL FORMATION AND BELOW THE BASE OF THE WOODFORD FORMATION						
Sec - T - R	**Legal Description**	**Lessor**	**Lessee**	**Date**	**County**	**Recorded**
34-12N-09E	S1/2NW1/4SW1/4	Ashe, Patricia 0.	Legacy Energy, LLC	06/22/07	Okfuskee	1015-559
34-12N-09E	S1/2NE1/4 AND THE NE1/4NE1/4	Averex Inc.	Legacy Energy, LLC	05/03/07	Okfuskee	1014 -335
34-12N-09E	E1/2NW1/ 4, LESS AND EXCEPT THE NW1/4NE 1/4NW1/4; SW/4SE/4	Black Stone Minerals Company	Legacy Energy, LLC	01/10/08	Okfuskee	104 2-433
34-12N-09E	E1/2SW1/ 4	Bloss Living Trust, C. M.	Legacy Energy, LLC	07/05/07	Okfuskee	1018-383
34-12N-09E	S1/2NE1/4; NE1/4NE1/ 4	Boehm Trust, Jean M.	Legacy Energy, LLC	01/14/08	Okfuskee	1032-160
34-12N-09E	E1/2SW1/4; SW/4SE/4; SE/4SE/4	Brown, Rebecca Ann Long	Legacy Energy, LLC	05/01/07	Okfuskee	1013-790
34-12N-09E	E1/2SW1/4	Burkert, Joan	Legacy Energy, LLC	11/30/07	Okfuskee	1028-417
34-12N-09E	N1/2SE1/4	Colbert, Bruce	Legacy Energy, LLC	01/16/08	Okfuskee	1032 -58
34-12N-09E	N1/2SE1/4	Colbert, Donald Wayne	Legacy Energy, LLC	12/07/07	Okfuskee	1030-01
34-12N-09E	N1/2SE1/4	Colbert, Mac	Legacy Energy, LLC	06/04/07	Okfuskee	1014-123
34-12N-09E	N1/2NW1/4SW1/4	Colem an, Mary I.	Legacy Energy, LLC	10/08/07	Okfuskee	1025-190
34-12N-09E	E1/2SW1/4	Edwards Trust, Louise R.	Legacy Energy, LLC	06/20/07	Okfuskee	1015-602
34-12N-09E	E1/2SW1/4	Ellsworth Trust, Robert Arthur	Legacy Energy, LLC	04/20/07	Okfuskee	1013-338
34-12N-09E	S1/2NE1/4 AND THE NE1/4NE1/4	Essig, Elizabeth J. Lippman	Legacy Energy, LLC	06/10/07	Okfuskee	1017-320
34-12N-09E	E1/2SW1/4	Fleming Group LLC	Legacy Energy, LLC	05/27/08	Okfuskee	1042-182
34-12N-09E	NORTH 35 ACRES OF THE NW1/4NE1/4; NW/4NE/4NW/4	Fox, Thomas W.	Legacy Energy, LLC	06/13/07	Okfuskee	1014-403
34-12N-09E	N1/2SE1/4	Hough, Rose Marie	Legacy Energy, LLC	05/22/07	Okfuskee	1014-58
34-12N-09E	E1/2SW1/4	Houston Trust, Paul	Legacy Energy, LLC	04/17/07	Okfuskee	1013-193
34-12N-09E	E1/2SW1/4	Houston, Diana	Legacy Energy, LLC	04/17/07	Okfuskee	1013-201
34-12N-09E	NORTH 35 ACRES NW1/4 NE1/4	Jenkins, Raymond Lee	Legacy Energy, LLC	04/21/08	Okfuskee	1039-565
34-12N-09E	E1/2SW1/4	Keane Trust	Legacy Energy, LLC	10/22/07	Okfuskee	1024-772
34-12N-09E	S1/2 NE1/4 AND THE NE1/4NE1/4	Kunkel T rust, Elizabe th J.	Legacy Energy, LLC	06/01/07	Okfuskee	1014-119
34-12N-09E	S1/2 NE1/4; NE1/4NE1/4	Lippm an, Mary Mid ge	Legacy Energy, LLC	07/16/07	Okfuskee	1018-482
34-12N-09E	S1/2NE1/4 AND THE NE1/4NE1/4	Lippmann Revocable Trust, Partick A.	Legacy Ene rgy, LLC	04/25/07	Okfuskee	1013 -369
34-12N-09E	E1/2SW1/4	Long, Lyda	Legacy Energy, LLC	07/13/07	Okfuskee	1017-316
34-12N-09E	E1/2SW1/4; SW/4SE/4; SE/4SE/4	Long, Troy Noble	Legacy Ene rgy, LLC	06/07/07	Okfuskee	1014-242
34-12N-09E	E1/2SW1/4	Long, Wendell	Legacy Energy, LLC	06/07/07	Okfuskee	1014-195
34-12N-09E	E1/2SW1/4; SW/4SW/4	Miller Trust, John C.	Legacy Ene rgy, LLC	05/03/07	Okfuskee	1019 -093
34-12N-09E	E1/2S W1/4; SW/4SW/4	Miller Trust, Mary B rockway	Legacy Energy, LLC	11/14/07	Okfuskee	1026-583
34-12N-09E	NW1/4NE1/4NW1/4	O'Brien Revocable Living Trust, Joseph P.	Legacy Energy, LLC	06/27/07	Okfuskee	1018-559
34-12N-09E	SW1/14SW1/4	Parker Trust	Legacy Energy, LLC	05/22/07	Okfuskee	1014-109
34-12N-09E	SW1/4SW1/4	Parker Trust, Barbara	Legacy Energy, LLC	09/04/07	Okfuskee	1020-306
34-12N-09E	E1/2SW1/4; SW/4SE/4; SE/4SE/4	Paul, Trillave Dale	Legacy Energy, LLC	07/03/07	Okfuskee	1018-396

34-12N-09E	S1/2NE1/4 AND THE NE1/4NE1/4	Ragan Petrole um Inc.	Legacy Energy, LLC	05/11/07	Okfuskee	1015-600
34-12N-09E	E1/2SW1/4	Replogle Company LLC	Legacy Ener gy, LLC	01/23/08	Okfuskee	1032-793
34-12N-09E	E1/2SW1/4	Replogle Mineral Trust, Margaret K.	Legacy Ener gy, LLC	02/07/08	Okfuskee	1023 -713
34-12N-09E	S1/2NE1/4 AND THE NE1/4NE1/4	Robert E. Kershaw Royalty Co. Inc.	Legacy Energy, LLC	05/05/07	Okfuskee	1014-540
34-12N-09E	N1/2SE1/4	Tanner, Billy K.	Legacy Ener gy, LLC	01/02/08	Okfuskee	1030 -808
34-12N-09E	NE/4NE/4	Thomas, G. W.	Legacy Energy, LLC	05/23/08	Okfuskee	1041 -794
34-12N-09E	S1/2NW1/4SW1/4	Wood Trust, Virgil William	Legacy Energy, LLC	06/28/07	Okfuskee	1017-318
34-12N-09E	W/2NW/4	Haywood, Andy L.	Legacy Energy, LLC	07/25/08	Okfuskee	1049-425
34-12N-09E	NORTH 35 ACRES OF THE NW1/4NE1/4 AND NW/4NE/4NW/4	Cowan, Judy	Legacy Energy, LLC	09/11/08	Okfuskee	1053-591
34-12N-09E	NORTH 35 ACRES OF THE NW1/4NE1/4 AND NW/4NE/4NW/4	Herndon, Pat	Legacy Energy, LLC	09/10/08	Okfuskee	1053-593
34-12N-09E	NORTH 35 ACRES OF THE NW1/4NE1/4 AND NW/4NE/4NW/4	Herndon Living Trust, Michael C. etux	Legacy Energy, LLC	08/28/08	Okfuskee	1053-595
34-12N-09E	S/2NE/4 AND THE NE/4NE/4	Madison Energy, LLC	Legacy Energy, LLC	09/05/08	Okfuskee	1054-610
34-12N-09E	S1/2NW1/4SW1/4	Jones, Joe R. a married man	Legacy Energy, LLC	10/28/08	Okfuskee	1055-794
34-12N-09E	NORTH 35 ACRES NW1/4NE1/4	Barrington Trust, James E. etux	Legacy Ener gy, LLC	10/28/08	Okfuskee	1057-494
34-12N-09E	W/2NW/4	Albright, Jimmy a married man	Legacy Energy, LLC	10/28/08	Okfuskee	1057-476
34-12N-09E	W/2NW/4	Albright, Paul D. a married man	Legacy Energy, LLC	10/28/08	Okfuskee	1057-478
34-12N-09E	NE/4NE/4	Albright, Paul D. and Inger J., HW	Legacy Energy, LLC	06/20/07	Okfuskee	1019-96
34-12N-09E	W/2NW/4	Myers, Mary Jo a married woman	Legacy Energy, LLC	10/28/08	Okfuskee	1057-480
34-12N-09E	E/2SW/4 AND SW/4SE/4 AND SE/4SE/4	Daniel, Mary Judith Long	OEX-1, LLC	03/04/09	Okfuskee	1066-841
34-12N-09E	OCC Force Pooling Order Nos. 563861 & 578486					

THE FOLLOWING LEASES IN SECTION 34-11N-10E, LIMITED TO THE DEPTHS FROM THE SURFACE OF THE EARTH TO THE TOP OF THE CROMWELL FORMATION AND BELOW THE BASE OF THE WOODFORD FORMATION

Sec - T - R	Legal Description	Lessor	Lessee	Date	County	Recorded
34-11N-10E	SE/4	E.E. Trumbull etal, Trustees	Kendol Exploration, Inc.	01/04/01	Okfuskee	909-763
34-11N-10E	SE/4	June Fleming Mathews, a single woman	Kendol Exploration, Inc.	01/19/01	Okfuskee	909-765
34-11N-10E	SW/4	Laura Davis	Kendol Exploration, Inc.	11/12/02	Okfuskee	935-263
34-11N-10E	SW/4	Nancy Davis	Kendol Exploration, Inc.	12/19/02	Okfuskee	935-265
34-11N-10E	SW/4	Judy Davis	Kendol Exploration, Inc.	12/19/02	Okfuskee	935-267
34-11N-10E	SW/4	Charlotte Gamble, Martin McLemore, etal	Kendol Exploration, Inc.	11/12/02	Okfuskee	936-269
34-11N-10E	SW/4	Mary Jane Davis, now Simmers	Kendol Exploration, Inc.	12/19/02	Okfuskee	936-272
34-11N-10E	SW/4	Mattie Davis, now Tsoodle	Kendol Exploration, Inc.	01/29/03	Okfuskee	936-274
34-11N-10E	SW/4	Nancy Davis, now Pennethy	Kendol Exploration, Inc.	12/19/02	Okfuskee	935-276
34-11N-10E	SW/4	Benjamin Davis	Kendol Exploration, Inc.	12/19/02	Okfuskee	935-270
34-11N-10E	SW/4	John Davis, Jr.	Kendol Exploration, Inc.	12/19/02	Okfuskee	935-732
34-11N-10E	SW/4	Sam Davis	Kendol Exploration, Inc.	12/19/02	Okfuskee	935-734
34-11N-10E	W/2 NW/4	Carol Kahanek	OEX-1, L.L.C.	10/26/10	Okfuskee	1095-122
34-11N-10E	E/2 NE/4; W/2 NE/4	Paul Faerber	OEX-1, L.L.C.	10/06/10	Okfuskee	1087-189

34-11N-10E	E/2 NE/4; W/2 NE/4	Allene J. Shore, Trustee, or her successors in trust, under the Allene J. Shore Revocable Living Trust dtd. May 16, 1997, and any amendment thereto	OEX-1, L.L.C.	02/15/11	Okfuskee	1095-128
34-11N-10E	E/2NE/4; E/2NW/4; W/2NW/4 E/2NE/4; E/2NW/4; W/2NW/4	Sam Palmer	OEX-1, L.L.C.	03/03/11	Okfuskee	1095-126
34-11N-10E	E/2NE/4; E/2NW/4; W/2NW/4 E/2NE/4; E/2NW/4; W/2NW/4	Nancy Palmer	OEX-1, L.L.C.	03/03/11	Okfuskee	1095-124
34-11N-10E	E/2NE/4	Martha Patricia Favor, Trustee of the Martha Patricia Favor Revocable Trust dtd. November 25, 1991	OEX-1, L.L.C.	06/09/08	Okfuskee	1041-616
34-11N-10E	W/2 NW/4	John Faerber	OEX-1, L.L.C.	07/08/10	Okfuskee	1081-559
34-11N-10E	E/2 NW/4	Allene J. Shore, Trustee, or her successors in trust, under the Allene J. Shore Revocable Living Trust dtd. May 16, 1997, and any amendment thereto	OEX-1, L.L.C.	04/26/10	Okfuskee	1082-759
34-11N-10E	W/2 NW/4	Paul D. Faerber	OEX-1, L.L.C.	07/08/10	Okfuskee	1082-761
34-11N-10E	E/2 NW/4	Paul D. Faerber	OEX-1, L.L.C.	04/26/10	Okfuskee	1082-763&767
34-11N-10E	E/2 NW/4	John Faerber	OEX-1, L.L.C.	04/26/10	Okfuskee	1082-765
34-11N-10E	W/2NW/4	Allene J. Shore, Trustee, or her successors in trust, under the Allene J. Shore Revocable Living Trust <ltd. May 16, 1997, and any amendment thereto	OEX-1, L.L.C.	07/08/10	Okfuskee	1082-769
34-11N-10E	E/2NW/4; W/2 NW/4	John Faerber, guardian ofDorothalene Faerber, a mentally incapacitated person	OEX-1, L.L.C.	10/07/10	Okfuskee	1095-118
34-11N-10E	E/2NW/4; W/2 NW/4	Martha Patricia Favor, Trustee of the Martha Patricia Favor Revocable Trust dtd. November 25, 1991	OEX-1, L.L.C.	05/07/11	Okfuskee	1095-120
34-11N-10E	E/2 NE/4; W/2 NE/4; E/2 NW/4; W/2 NW/4	Alice Marita Tucker, a/k/a Alice Maritea Tucker	OEX-1, L.L.C.	02/15/11	Okfuskee	1095-130
34-11N-10E	OCC Force Pooling Order No. 584715					

THE FOLLOWING LEASES IN SECTION 27-11N-10E, LIMITED TO THE DEPTHS FROM THE SURFACE OF THE EARTH TO THE TOP OF THE CROMWELL FORMATION AND BELOW THE BASE OF THE WOODFORD FORMATION

Sec - T - R	Legal Description	Lessor	Lessee	Date	County	Recorded
27-11N-10E	NW/4	Alan V. Houk, heir of Von E. Houk, deed.	OEX-1, L.L.C.	10/13/16	Okfuskee	1204-172
27-11N-10E	NW/4	Pamela Sue Cline, heir of Von E. Houk, deed.	OEX-1, L.L.C.	10/13/16	Okfuskee	1204-174
27-11N-10E	SE/4 & E/2NE/4SE/4SW/4	R.M. & Lola May McFarlin Trust	OEX-1, L.L.C.	10/13/16	Okfuskee	1204-176

THE FOLLOWING LEASES IN SECTION 33-11N-10E, LIMITED TO THE DEPTHS FROM THE SURFACE OF THE EARTH TO THE TOP OF THE CROMWELL FORMATION AND BELOW THE BASE OF THE WOODFORD FORMATION

Sec - T - R	Legal Description	Lessor	Lessee	Date	County	Recorded
33-11N-10E	NE/4NE/4 & SW/4NE/4 and SE/4 and SE/4NE/4	Alan V. Houk, heir of Von E. Houk, deed.	OEX-1, L.L.C.	10/13/16	Okfuskee	1204-121
33-11N-10E	NE/4NE/4 & SW/4NE/4 and SE/4 and SE/4NE/4	Pamela Sue Cline, heir of Von E. Houk, deed.	OEX-1, L.L.C.	10/13/16	Okfuskee	1204-123
33-11N-10E	NE/4NE/4 & SW/4NE/4 and SE/4 and SE/4NE/4	William Dale Ingram, Jr.	OEX-1, L.L.C.	09/20/16	Okfuskee	1204-125
33-11N-10E	SW/4SW/4	McGugan Family Trust	OEX-1, L.L.C.	09/20/16	Okfuskee	1204-127
33-11N-10E	NE/4 NE/4	William E. Butler	OEX-1, L.L.C.	10/06/16	Okfuskee	1204-134